EXHIBIT (4)(d)

FORM OF POLICY RIDER (RETIREMENT INCOME CHOICE 1.7 SIMPLE ENHANCED)

TRANSAMERICA LIFE INSURANCE COMPANY

[RETIREMENT INCOME CHOICESM] RIDER

GUARANTEED LIFETIME WITHDRAWAL WITH INCOME ENHANCEMENT OPTION

This rider is issued as a part of the policy to which it is attached. All provisions of the policy that do not conflict with this rider apply to this rider. In the event of any conflict between the provisions of this rider and the provisions of the policy, the provisions of this rider shall prevail over the provisions of the policy.

The purpose of the guaranteed living benefit provided under this annuity rider is to provide a stream of income payments to the Owner. This rider will terminate upon assignment or a change in ownership of the policy unless the new assignee or Owner meets the qualifications specified in Article III of this rider.

You may cancel this rider on or before midnight of the thirtieth calendar day after You receive it and no Rider Fees will be assessed.

This rider provides a minimum withdrawal benefit that guarantees, upon election, a series of withdrawals from the policy equal to the Withdrawal Percentage shown in the Rider Data Specifications section applied to the Withdrawal Base. The Withdrawal Base is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating the cash surrender value or other guaranteed benefits.

Rider Data Specifications

Policy Number:	[12345]
Rider Date:	[09/01/2018]

Annuitant:	[John Doe]
Annuitant’s Issue Age:	[35]

Rider Fee Percentages*:	Initial	Maximum
[Designated Allocation Group A:	[1.75%]	[2.50%]]
[Designated Allocation Group B:	[1.40%]	[2.50%]]
[Designated Allocation Group C:	[1.00%]	[2.50%]]

Minimum Benefit Age:	[59]
Valuation Frequency:	[Annually[based on Rider Date]
Growth Rate Percentage:	[5.50%]

*

The Initial Rider Fee Percentages will not change during the first [five] Rider Year(s) and will only change thereafter due to an automatic step-up. When an automatic step-up occurs, the Rider Fee Percentages will never be greater than the maximum percentages shown above.

Designated Allocations: If You elect this rider, 100% of Your Policy Value must be in one or more of the Designated Investment Options (or any other option authorized for use with this rider).

You can generally transfer between the Designated Investment Options as permitted under Your policy; however, You cannot make transfers as provided for in the policy to a non-designated Investment Option (or any other option not authorized for use with this rider) while this rider is in force. If You wish to make a transfer to a non-designated Investment Option, this rider must be terminated, as described in Article IV, prior to making the transfer. You will be notified if there are any changes to the Designated Investment Options.

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RIDER DATA SPECIFICATIONS CONTINUED

Guaranteed Lifetime Withdrawal Benefit: The Withdrawal Percentage is determined by the Attained Age and is used to determine the Rider Withdrawal Amount as described in Article III. The Withdrawal Percentages are shown in the table below:

Attained Age	Withdrawal Percentage
[0 – 58]	0.00%
[59 – 64]	[6.00	%]
[65 – 79]	[7.50	%]
[80 +]	[9.00	%]

Income Enhancement Option: The Income Enhancement Option provides an increase to the Withdrawal Percentage as described in Article III. The increase in the Withdrawal Percentage provided by this option is shown in the table below:

Attained Age	Income Enhancement Option Increase Percentage
[59+]	[50	%]

The period of time required for Income Enhancement benefits to be paid, as described in Article III:

Elimination Period	Waiting Period
[90] days within the last [365 days]	[12] months

ARTICLE I

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in Your policy.

Designated Investment Options

Investment Options authorized for use with this rider and identified by us as Designated Investment Options.

Excess Withdrawal

The excess of a gross withdrawal over the Rider Withdrawal Amount remaining prior to the withdrawal, if any.

Rider Anniversary

The anniversary of the Rider Date for each year the rider remains in force. If a certain date does not exist in a given month, the first day of the following month will be used.

Rider Date

The date, shown in the Rider Data Specifications section, on which this rider becomes effective.

Rider Fee

The fee charged for the benefits under this rider. The fee will be charged on each Rider Quarterversary by the Company.

Rider Quarter

Each three-month period beginning on the Rider Date.

Rider Quarterversary

For each Rider Quarter, the same day of the month as the Rider Date. If a certain date does not exist in a given month, the first day of the following month will be used.

Rider Withdrawal Amount

The maximum amount that can be withdrawn from the policy each Rider Year without causing an Excess Withdrawal under the terms of this rider and thus reducing the Withdrawal Base (including the Withdrawal Base Components). This amount will change if the Withdrawal Base changes.

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ARTICLE I CONTINUED

Rider Year

Each twelve-month period following the Rider Date shown in the Rider Data Specifications section. The first Rider Year starts on the Rider Date. Each subsequent Rider Year starts on the Rider Anniversary.

Withdrawal Base

The amount used to calculate the Rider Withdrawal Amount and the Rider Fee. This amount cannot be taken as a Surrender and is not payable as a death benefit.

Withdrawal Base Component

The individual elements used collectively to calculate the Withdrawal Base. These elements include the Step-Up Component, the Growth Component and the Growth Basis.

ARTICLE II

RIDER FEES

The Rider Fee is deducted on each successive Rider Quarterversary, on the same day of the month as the Rider Date. If a day does not exist in a given month, the first day of the following month will be used. The fee is calculated at issue and at each subsequent Rider Quarterversary for the upcoming Rider Quarter. A portion of this fee will also be deducted when the rider is terminated. It will be deducted automatically from each Investment Option on a pro rata basis. The Initial Rider Fee Percentages and the Maximum Rider Fee Percentages are shown in the Rider Data Specifications section. The Rider Fee Percentages will not change during the first [five] Rider Year(s) and will only change thereafter due to an automatic step-up. You will be notified of any increase in the Rider Fee Percentages.

The quarterly fee is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4), where:

1)	is the Withdrawal Base;

2)	is the sum of each Designated Allocation Group Rider Fee Percentage multiplied by the applicable Designated Allocation Group value;

3)	is the total Policy Value; and

4)	is the number of days remaining in the Rider Quarter divided by the number of days within the applicable Rider Year.

The fee will be adjusted for additional Premium Payments, transfers among Designated Investment Options, Excess Withdrawals made during the Rider Quarter and when the rider is terminated.

The fee adjustment for additional Premium Payments and Excess Withdrawals is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	is the Withdrawal Base change (i.e. Withdrawal Base after the transaction minus the Withdrawal Base before the transaction);

2)	is the sum of each Designated Allocation Group Rider Fee Percentage multiplied by the applicable Designated Allocation Group transaction amount;

3)	is the total transaction amount; and

4)	is the number of days remaining in the Rider Quarter divided by the number of days within the applicable Rider Year.

The fee adjustment for fund transfers is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	is the Withdrawal Base;

2)	is the sum of each Designated Allocation Group Rider Fee Percentage multiplied by the applicable Designated Allocation Group transaction amount;

3)	is the total Policy Value; and

4)	is the number of days remaining in the Rider Quarter divided by the number of days within the applicable Rider Year.

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ARTICLE II CONTINUED

The fee adjustment at rider termination is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	is the negative of the Withdrawal Base (i.e. the Withdrawal Base multiplied by negative one);

2)	is the sum of each Designated Allocation Group Rider Fee Percentage multiplied by the applicable Designated Allocation Group value;

3)	is the total Policy Value; and

4)	is the number of days remaining in the Rider Quarter divided by the number of days within the applicable Rider Year.

ARTICLE III

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

Under this rider, we guarantee that You can receive up to the Rider Withdrawal Amount each Rider Year, regardless of the Policy Value, (first as withdrawals from Your Policy Value and, if necessary, as payments from us) until the Annuitant’s death. This rider requires the Annuitant to also be an Owner, except in the case of non-natural Owners. Such non-natural Owners must be established for the benefit of the Annuitant. Once this rider is issued the Annuitant cannot be changed, except when the underlying qualified policy is transferred pursuant to a divorce. In that event, this rider will continue provided the Annuitant remains an Owner.

Withdrawals will reduce the Policy Value and death benefit of the policy to which this rider is attached. If the Policy Value equals zero, You cannot make subsequent Premium Payments and all other policy features, benefits and guarantees are no longer available unless specified within this rider. Also, if the Policy Value equals zero and the rider remains in force, we will, unless instructed otherwise, make payments using the current payment instructions on file with us that are equal to the Rider Withdrawal Amount divided by the frequency of payments. If the Annuitant has attained the Minimum Benefit Age and a systematic payout option is not active at the time the Policy Value equals zero, a payout will be established. Unless instructed otherwise, the default payout frequency will be monthly, unless the amount does not meet the minimum systematic payout requirements in Your policy. If that occurs, we reserve the right to change the frequency and amount in order to meet the minimum systematic payout requirements. If the Minimum Benefit Age has not been attained, payments will begin on the Rider Anniversary following the attainment of the Minimum Benefit Age. Once the payment amount and frequency are established, they can only change due to the Income Enhancement Option and no additional withdrawals will be allowed. Furthermore, any remaining Minimum Required Cash Value will be paid on the Annuitant’s death. We have the right to reasonably require satisfactory evidence a person is alive if payment is based on that person being alive.

While this rider is in force, we will not invoke the Involuntary Cashout provision of the policy to which this rider is attached if this rider has a Withdrawal Base of $2,000 or greater.

Any Excess Withdrawal may impact the Withdrawal Base on a greater than dollar-for-dollar basis.

The Guaranteed Lifetime Withdrawal Benefit can only be taken as a withdrawal benefit and it does not increase the Policy Value.

WITHDRAWAL PERCENTAGE

The Withdrawal Percentage is used to calculate the Rider Withdrawal Amount. The percentage is determined using the Attained Age (age at last birthday) of the Annuitant at the time of the first withdrawal of any amount from the Policy Value taken on or after the Rider Anniversary following the Annuitant’s attainment of the Minimum Benefit Age. Once the Withdrawal Percentage is established, it may only be changed if the Income Enhancement Option benefit is activated or by an automatic step-up. Upon automatic step-up, the Withdrawal Percentage will be reset based on the Attained Age of the Annuitant at the time of the automatic step-up. The Withdrawal Percentages are shown in the table in the Rider Data Specifications section.

If the Annuitant has not yet attained the Minimum Benefit Age on the Rider Date, the Withdrawal Percentage will be zero until the Rider Anniversary following the Annuitant’s birthday in which they attain the Minimum Benefit Age. Withdrawals prior to age 59 1⁄2 may be subject to the IRS 10% early withdrawal penalty.

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ARTICLE III CONTINUED

RIDER WITHDRAWAL AMOUNT

The Rider Withdrawal Amount will be equal to the greater of 1) and 2), where:

1)	is the Withdrawal Percentage multiplied by the Withdrawal Base;

2)

is an amount equal to the Required Minimum Distribution (RMD) amount, if any. For riders added on the Policy Date, the RMD during the first Rider Year is based on the initial premium (initial premium could include premium from transfers received after the policy effective date, but must be deemed initial premium). For riders added after the Policy Date, if the policy to which the rider is attached was in force on December 31st of the previous year, the RMD for the first Rider Year is calculated using the year-end Policy Value plus any actuarial present value from the previous year. For riders added after the Policy Date and the policy to which the rider is attached was not in force on December 31st of the previous year, the RMD for the first Rider Year is based on the Policy Value on the Rider Date. After this time, the RMD is calculated based on the rules established by the IRS. The RMD may only be used if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS RMDs are required,

B)	the RMDs do not start prior to the Annuitant’s Attained Age 70 1⁄2,

C)	the RMDs are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the RMDs are based on age of the Annuitant,

E)	the RMDs are based only on the policy to which this rider is attached,

F)	the RMDs are only for the current Rider Year. Amounts carried over from past Rider Years are not considered, and

G)	no Excess Withdrawals were taken in the previous Rider Year.

If any of the above are not true, then 2) is equal to zero and it is not available as a Rider Withdrawal Amount for the Rider Year.

If You withdraw less than the Rider Withdrawal Amount in a Rider Year, the unused portion cannot be carried over to the next Rider Year.

[Surrender Charges may apply if Your Rider Withdrawal Amount exceeds Your surrender charge-free amount.]

WITHDRAWAL BASE

The Withdrawal Base is used to calculate the Rider Withdrawal Amount and the Rider Fee. On the Rider Date, the initial Withdrawal Base is equal to the Policy Value [(less any applicable Premium Enhancements if the rider is added in the first Policy Year)]. Thereafter, the Withdrawal Base is equal to the greater of the Step-Up Component and the Growth Component.

STEP-UP COMPONENT

The Step-Up Component is used to calculate the Withdrawal Base. It is equal to the Withdrawal Base on the Rider Date. During any Rider Year, the Step-Up Component is increased by subsequent Premium Payments [(not including any Premium Enhancements)] and is reduced for Excess Withdrawals.

On each Rider Anniversary, the Step-Up Component will equal the greatest of:

1)	the current Step-Up Component;

2)	the Policy Value on the Rider Anniversary; and

3)	the highest Policy Value in the previous Rider Year based on the Valuation Frequency, as shown in the Rider Data Specifications section.

Item 3) from above will be zero if there have been any Excess Withdrawals in the previous Rider Year. For the calculation of the Step-Up Component if a certain date does not exist in a given month, the first day of the following month will be used.

AUTOMATIC STEP-UP FEATURE

The rider receives an automatic step-up on the Rider Anniversary if the Withdrawal Base is set equal to item 2 or 3 from the Step-Up Component section. This feature does not require the termination of the existing rider. This rider will continue with the same Rider Date and features. The Rider Fee Percentages and Withdrawal Percentage may be changed due to an automatic step-up, but there will be no increase in the Rider Fee Percentages during the first [five] Rider Year(s). Following the [fifth] Rider Anniversary, the Rider Fee Percentages may be increased if there is an automatic step-up, but will not exceed the Maximum Rider Fee Percentages described in the Rider Data Specifications section.

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ARTICLE III CONTINUED

You have the right to reject an automatic step-up within [30] days following a Rider Anniversary, if the Rider Fee Percentages increase. If You reject an automatic step-up, You must notify us in a manner which is acceptable to us; however, You are eligible for future automatic step-ups. Changes as a result of the automatic step-up feature will be reversed. Any increase in the Rider Fee Percentages, Withdrawal Base, Step-Up Component or Withdrawal Percentage will also be reversed.

GROWTH COMPONENT

The Growth Component is used to calculate the Withdrawal Base. It is equal to the initial Withdrawal Base on the Rider Date. During any Rider Year, the Growth Component is increased by subsequent Premium Payments [(not including any Premium Enhancements)] and is reduced for Excess Withdrawals.

On each Rider Anniversary, the Growth Component will equal A plus (B multiplied by C), where:

A)	is the current Growth Component;

B)	is the Growth Basis; and

C)	is the Growth Rate Percentage as shown in the Rider Data Specifications section.

Item C) above will be zero if there have been any withdrawals in the previous Rider Year or after the [10th] Rider Anniversary.

GROWTH BASIS

The Growth Basis is used to calculate the Growth Component. It is equal to the initial Growth Component on the Rider Date. During any Rider Year, the Growth Basis is increased by subsequent Premium Payments [(not including any Premium Enhancements)], and is reduced for Excess Withdrawals.

AUTOMATIC GROWTH COMPONENT STACKING

On each Rider Anniversary after the Rider Date, the Growth Component will be set equal to the Withdrawal Base if the Withdrawal Base is greater than the Growth Component.

WITHDRAWAL BASE COMPONENT ADJUSTMENTS

Gross withdrawals taken in a Rider Year, less than or equal to the Rider Withdrawal Amount, will not reduce any of the Withdrawal Base Components or the Withdrawal Base itself. For each Withdrawal Base Component, Excess Withdrawals will reduce the component value for that withdrawal by the greater of the dollar amount of the Excess Withdrawal or a pro rata amount (possibly to zero) based on each individual component, compared to the Policy Value, both immediately prior to the Excess Withdrawal.

The withdrawal base component adjustment for each Withdrawal Base Component is the greater of 1) and 2), where:

1)	is the Excess Withdrawal amount; and

2)	is the result of (A multiplied by B), divided by C, where:

A)	is the Excess Withdrawal;

B)	is the Withdrawal Base Component prior to the Excess Withdrawal amount; and

C)	is the Policy Value after the Rider Withdrawal Amount has been withdrawn, but prior to the withdrawal of the Excess Withdrawal amount.

INCOME ENHANCEMENT OPTION FOR A QUALIFIED FACILITY CONFINEMENT

THE INCOME ENHANCEMENT OPTION IS NOT LONG TERM CARE INSURANCE

Definitions applicable to this option:

Elimination Period – The period of time from when the qualifying event begins before benefits are payable. The Elimination Period is shown in the Rider Data Specifications section.

Hospital - A Facility which: 1) is licensed to operate as a hospital pursuant to law; 2) is primarily and continuously engaged in providing or operating, either on its premises or in facilities available to the hospital on a prearranged basis and under the supervision of a staff of licensed Physicians, medical, diagnostic and major surgical facilities for the medical care and treatment of sick or injured persons on an inpatient basis for which a charge is made; and 3) provides 24 hour Nursing Care by or under the supervision of Nurses. The term “Hospital” does not include: (1) Convalescent homes or, convalescent, rest or Nursing Facilities; (2) facilities affording primarily custodial, educational or rehabilitory care; or (3) facilities for the aged, drug addicts or alcoholics.

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ARTICLE III CONTINUED

Nurse - A licensed registered nurse or licensed practical nurse.

Nursing Care – Skilled or intermediate care performed by a Nurse.

Nursing Facility - A facility, or that part of a facility, which: (1) is licensed to operate pursuant to the laws and regulations of the state in which it is located as a skilled nursing facility; and (2) has Nurses on staff to provide Nursing Care 24 hours per day, 7 days a week; and (3) has a licensed Physician available to supervise; and (4) has a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one licensed Physician; and (5) performs and maintains clinical assessments based on uniform minimum data set as set forth in Section 1819(b)(3)(A) of the Social Security Act, as amended.

A Nursing Facility may be either a freestanding facility or a distinct part of a facility such as a ward, wing, unit, or swing bed of a Hospital or other institution. If the facility complex to which an insured person is confined consists of wards, wings, floors, units, or swing-beds, the area of the facility in which such insured person is confined must be licensed as a skilled Nursing Facility and the insured person’s assigned bed must be included as a part of such license.

The term “Nursing Facility” does not include: (1) a Hospital; or (2) a surgery center/facility.

Qualified Facility – A Nursing Facility or Hospital, as defined above. Notwithstanding any other provision herein, a Qualified Facility does not include (1) a place which is primarily for treatment of mental or nervous disorders, drug addiction, or alcohol abuse; (2) a home for the aged; (3) a rest home, community living center, or a place that provides domestic, residential, retirement or educational care; (4) assisted living facilities; (5) personal care homes; (6) residential care facilities; (7) adult foster care facilities; (8) congregate care facilities; (9) family and group assisted living facilities; (10) personal care boarding homes; (11) domiciliary care homes; (12) basic care facilities; (13) independent living apartment; (14) a hotel or motel; or (15) similar facilities.

Physician - A doctor of medicine or osteopathy as set forth in Section 1861(r)(1) of the Social Security Act, as amended, who is legally authorized to practice medicine and surgery within the United States by the jurisdiction in which he or she performs such function or action.

The term Physician does not include:

1)	You; or

2)	a member of Your Immediate Family.

Waiting Period – The period of time from the Rider Date before You are eligible to receive benefits. The Waiting Period is shown in the Rider Data Specifications section.

If the Annuitant is admitted to a Qualified Facility as an inpatient and remains confined in a Qualified Facility for a period not less than the Elimination Period, benefits from this Income Enhancement Option are available provided that the Waiting Period has passed. The Elimination Period and Waiting Period do not need to occur consecutively. The Income Enhancement Option provides an increase to the withdrawal percentage (as described in the guaranteed lifetime withdrawal benefit provision of this Article), until the Annuitant is no longer confined as an inpatient in a Qualified Facility. The increase in the Withdrawal Percentage provided by this option is shown in the Rider Data Specifications section.

As an example of the Income Enhancement Option benefit, assume that the first withdrawal under the rider was taken at Attained Age 72 and the applicable Withdrawal Percentage is 5.0%. If the qualification conditions for this option are met at any later date, then the Withdrawal Percentage will be increased by the Income Enhancement Option Increase Percentage applicable for Attained Age 72. The applicable Attained Age is based on the first withdrawal of any amount from the Policy Value under the rider itself, and is not based on any withdrawal under the Income Enhancement Option, unless that withdrawal is also the first withdrawal of any Policy Value under the rider itself.

If the Income Enhancement Option Increase Percentage for Attained Age 72 is 50%, then the Income Enhancement Option benefit provides an additional 2.5% to the Withdrawal Percentage resulting in a total Withdrawal Percentage of 7.5% while the Income Enhancement Option benefit continues to be available. Any time after the Income Enhancement is activated, the Withdrawal Percentage will only increase upon an automatic step-up.

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ARTICLE III CONTINUED

We will require initial confirmation of qualifications being met and may require confirmation of qualifications no more than once per Rider Year. Each subsequent Rider Year starts on the Rider Anniversary. Confirmation of qualifications being met must be deemed satisfactory to us. Confirmation of qualifications being met may be a statement from a Physician or a Hospital or Nursing Facility administrator and any other information deemed necessary by us to confirm confinement. When qualifications met have ceased, the Withdrawal Percentage will be as indicated in the Guaranteed Lifetime Withdrawal Benefit provision previously described in this Article. If qualifications met cease and the rider remains active, You may re-qualify by satisfying the Elimination Period requirement and the benefits under this option will be available.

[ADVISORY FEE WITHDRAWAL

If You have an advisor, asset manager or broker/dealer who manages Your policy for a fee, You may elect to have that fee deducted from Your Policy Value and paid directly to Your advisor, asset manager or broker/dealer.

Advisory Fee Withdrawals that are less than or equal to the Advisory Fee Withdrawal Maximum Percentage as described in Your policy will not reduce the guarantees provided by this rider. Any amount of Advisory Fee Withdrawal in excess of the Advisory Fee Withdrawal Maximum Percentage is treated as a withdrawal under this rider and is subject to all withdrawal provisions.]

ISSUE AGE AND SURVIVAL

The benefits under this rider depend on the Annuitant being alive at the time of withdrawal and the amount of the benefit depends on the Attained Age of the Annuitant. Reasonable proof of survival and the date of birth may be required by the Company.

If the Annuitant’s age has been misstated, this rider’s fees and benefits will be adjusted to the amounts which would have been calculated for the correct age. If withdrawals under the provisions of this rider have already commenced and the misstatement caused the Rider Withdrawal Amount to be overstated, any withdrawal in excess of the correct Rider Withdrawal Amount will be considered an Excess Withdrawal. As such it will impact the Withdrawal Base (including the Withdrawal Base Components) and the Rider Withdrawal Amount. If overpayments occurred when the sum of the accumulated values in all the Investment Options was zero, the amount of that overpayment will be deducted from one or more future payments until this amount is paid in full.

However, if this rider would not have been issued had the age not been misstated, You will lose all of the benefits provided by this rider and any fees charged for this rider would be returned.

ARTICLE IV

CONTINUATION

In the case of spousal joint Owners where one spouse is the Annuitant, if the spouse who is not the Annuitant dies and the surviving spouse is the sole beneficiary, the rider continues with the same rider values. In the case of spousal joint Owners where one spouse is the Annuitant, if the spouse who is the Annuitant dies, this rider will terminate.

In the case of non-spousal joint Owners where an Owner who is not the Annuitant dies, the surviving Owner (who is also the sole designated beneficiary) may elect to receive lifetime income payments under this rider instead of receiving any benefits applicable to the policy. The lifetime income payments must begin no later than 1 year after the Owner’s death and will be equal to the Rider Withdrawal Amount divided by the number of payments made per year. Once the payments begin, no additional Premium Payments will be accepted and no additional withdrawals will be paid.

ANNUITIZATION

On the maximum Annuity Commencement Date, as described in Your policy, You will have the option to receive lifetime income payments that are no less than Your Rider Withdrawal Amount each year.

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ARTICLE IV CONTINUED

TERMINATION

This rider will terminate upon the earliest of:

1)	the date the policy to which this rider is attached terminates;

2)	the date the policy to which this rider is attached changes ownership or assignment which violates the Owner and Annuitant relationship requirements as set forth in Article III;

3)	prior to Your Policy Value reaching zero, the date we receive, in Good Order, required information to process a death claim upon the Annuitant’s death;

4)	on or after Your Policy Value reaching zero, and the date of the Annuitant’s death;

5)	the date You elect to receive annuity payments under Your policy;

6)	the date You notify us in writing of Your intention to terminate this rider (this date must be within [30] days after the [fifth] Rider Anniversary and every [fifth] Rider Anniversary thereafter);

7)	the date in which an Excess Withdrawal reduces the Policy Value to zero; or

8)	the date any of Your Policy Value is not invested in one of the Designated Investment Options.

Termination of the rider will result in the loss of all benefits provided by the rider. After termination, Rider Fees will no longer be assessed.

REPORTS TO OWNER

We will give You a report at least once each Policy Year. Before You are eligible to receive the Rider Withdrawal Amount, the report will direct You to contact the Company for information regarding Your Rider Withdrawal Amount. After You are eligible for Your Rider Withdrawal Amount, this amount will be included in the report.

Signed for us at our home office.

ICC19 TRGL13IC-R0719(IS)	(9)	(Income-Single-Enh)

TRANSAMERICA LIFE INSURANCE COMPANY

[RETIREMENT INCOME CHOICESM] RIDER

GUARANTEED LIFETIME WITHDRAWAL WITH INCOME ENHANCEMENT OPTION

This rider is issued as a part of the policy to which it is attached. All provisions of the policy that do not conflict with this rider apply to this rider. In the event of any conflict between the provisions of this rider and the provisions of the policy, the provisions of this rider shall prevail over the provisions of the policy.

The purpose of the guaranteed living benefit provided under this annuity rider is to provide a stream of income payments to the Owner. This rider will terminate upon assignment or a change in ownership of the policy unless the new assignee or Owner meets the qualifications specified in Article III of this rider.

You may cancel this rider on or before midnight of the thirtieth calendar day after You receive it and no Rider Fees will be assessed.

This rider provides a minimum withdrawal benefit that guarantees, upon election, a series of withdrawals from the policy equal to the Withdrawal Percentage shown in the Rider Data Specifications section applied to the Withdrawal Base. The Withdrawal Base is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating the cash surrender value or other guaranteed benefits.

Rider Data Specifications

Policy Number:	[12345]
Rider Date:	[09/01/2018]

Annuitant:	[John Doe]
Annuitant’s Issue Age:	[35]
Annuitant’s Spouse:	[Jane Doe]
Annuitant’s Spouse’s Issue Age:	[35]

Rider Fee Percentages*:	Initial	Maximum
Designated Allocation Group A:	[1.95%]	[2.50%]
Designated Allocation Group B:	[1.60%]	[2.50%]
Designated Allocation Group C:	[1.20%]	[2.50%]

Minimum Benefit Age:	[59]
Valuation Frequency:	[Annually][based on Rider Date]
Growth Rate Percentage:	[5.50%]

*

The Initial Rider Fee Percentages will not change during the first [five] Rider Year(s) and will only change thereafter due to an automatic step-up. When an automatic step-up occurs, the Rider Fee Percentages will never be greater than the maximum percentages shown above.

Designated Allocations: If You elect this rider, 100% of Your Policy Value must be in one or more of the Designated Investment Options (or any other option authorized for use with this rider).

You can generally transfer between the Designated Investment Options as permitted under Your policy; however, You cannot make transfers as provided for in the policy to a non-designated Investment Option (or any other option not authorized for use with this rider) while this rider is in force. If You wish to make a transfer to a non-designated Investment Option, this rider must be terminated, as described in Article IV, prior to making the transfer. You will be notified if there are any changes to the Designated Investment Options.

ICC18 TRGL13IC-0318(IJ)	(1)	(Income-Joint-Enh)

RIDER DATA SPECIFICATIONS CONTINUED

Guaranteed Lifetime Withdrawal Benefit: The Withdrawal Percentage is determined by the Attained Age and is used to determine the Rider Withdrawal Amount as described in Article III. The Withdrawal Percentages are shown in the table below:

Attained Age	Withdrawal Percentage
[0 - 58]	0.00%
[59 - 64]	[5.25	%]
[65 - 79]	[6.75	%]
[80 +]	[8.25	%]

Income Enhancement Option: The Income Enhancement Option provides an increase to the Withdrawal Percentage as described in Article III. The increase in the Withdrawal Percentage provided by this option is shown in the table below:

Attained Age	Income Enhancement Option Increase Percentage
[59+]	[50	%]

The period of time required for Income Enhancement benefits to be paid, as described in Article III:

Elimination Period	Waiting Period
[90] days within the last [365 days]	[12] months

ARTICLE I

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in Your policy.

Designated Investment Options

Investment Options authorized for use with this rider and identified by us as Designated Investment Options.

Excess Withdrawal

The excess of a gross withdrawal over the Rider Withdrawal Amount remaining prior to the withdrawal, if any.

Rider Anniversary

The anniversary of the Rider Date for each year the rider remains in force. If a certain date does not exist in a given month, the first day of the following month will be used.

Rider Date

The date, shown in the Rider Data Specifications section, on which this rider becomes effective.

Rider Fee

The fee charged for the benefits under this rider. The fee will be charged on each Rider Quarterversary by the Company.

Rider Quarter

Each three-month period beginning on the Rider Date.

Rider Quarterversary

For each Rider Quarter, the same day of the month as the Rider Date. If a certain date does not exist in a given month, the first day of the following month will be used.

Rider Withdrawal Amount

The maximum amount that can be withdrawn from the policy each Rider Year without causing an Excess Withdrawal under the terms of this rider and thus reducing the Withdrawal Base (including the Withdrawal Base Components). This amount will change if the Withdrawal Base changes.

ICC18 TRGL13IC-0318(IJ)	(2)	(Income-Joint-Enh)

ARTICLE I CONTINUED

Rider Year

Each twelve-month period following the Rider Date shown in the Rider Data Specifications section. The first Rider Year starts on the Rider Date. Each subsequent Rider Year starts on the Rider Anniversary.

Withdrawal Base

The amount used to calculate the Rider Withdrawal Amount and the Rider Fee. This amount cannot be taken as a Surrender and is not payable as a death benefit.

Withdrawal Base Component

The individual elements used collectively to calculate the Withdrawal Base. These elements include the Step-Up Component, the Growth Component and the Growth Basis.

ARTICLE II

RIDER FEES

The Rider Fee is deducted on each successive Rider Quarterversary, on the same day of the month as the Rider Date. If a day does not exist in a given month, the first day of the following month will be used. The fee is calculated at issue and at each subsequent Rider Quarterversary for the upcoming Rider Quarter. A portion of this fee will also be deducted when the rider is terminated. It will be deducted automatically from each Investment Option on a pro rata basis. The Initial Rider Fee Percentages and the Maximum Rider Fee Percentages are shown in the Rider Data Specifications section. The Rider Fee Percentages will not change during the first [five] Rider Year(s) and will only change thereafter due to an automatic step-up. You will be notified of any increase in the Rider Fee Percentages.

The quarterly fee is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4), where:

1)	is the Withdrawal Base;

2)	is the sum of each Designated Allocation Group Rider Fee Percentage multiplied by the applicable Designated Allocation Group value;

3)	is the total Policy Value; and

4)	is the number of days remaining in the Rider Quarter divided by the number of days within the applicable Rider Year.

The fee will be adjusted for additional Premium Payments, transfers among Designated Investment Options, Excess Withdrawals made during the Rider Quarter and when the rider is terminated.

The fee adjustment for additional Premium Payments and Excess Withdrawals is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	is the Withdrawal Base change (i.e. Withdrawal Base after the transaction minus the Withdrawal Base before the transaction);

2)	is the sum of each Designated Allocation Group Rider Fee Percentage multiplied by the applicable Designated Allocation Group transaction amount;

3)	is the total transaction amount; and

4)	is the number of days remaining in the Rider Quarter divided by the number of days within the applicable Rider Year.

The fee adjustment for fund transfers is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	is the Withdrawal Base;

2)	is the sum of each Designated Allocation Group Rider Fee Percentage multiplied by the applicable Designated Allocation Group transaction amount;

3)	is the total Policy Value; and

4)	is the number of days remaining in the Rider Quarter divided by the number of days within the applicable Rider Year.

ICC18 TRGL13IC-0318(IJ)	(3)	(Income-Joint-Enh)

ARTICLE II CONTINUED

The fee adjustment at rider termination is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	is the negative of the Withdrawal Base (i.e. the Withdrawal Base multiplied by negative one);

2)	is the sum of each Designated Allocation Group Rider Fee Percentage multiplied by the applicable Designated Allocation Group value;

3)	is the total Policy Value; and

4)	is the number of days remaining in the Rider Quarter divided by the number of days within the applicable Rider Year.

ARTICLE III

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

Under this rider, we guarantee that You can receive up to the Rider Withdrawal Amount each Rider Year, regardless of the Policy Value, (first as withdrawals from Your Policy Value and, if necessary, as payments from us) until the Annuitant’s or the Annuitant’s Spouse’s death, whichever is later. The Annuitant’s Spouse as of the Rider Date is hereafter referred to as the Annuitant’s Spouse. As it pertains to the benefits of this rider, the Annuitant’s Spouse cannot be changed. The Annuitant’s Spouse must be the sole primary beneficiary and/or joint Owner on the policy to which this rider is attached. The only natural Owners allowed on the policy to which this rider is attached are the Annuitant and the Annuitant’s Spouse. This rider requires the Annuitant to also be an Owner, except in the case of non-natural Owners. Such non-natural Owners must be established for the benefit of the Annuitant. Once this rider is issued the Annuitant cannot be changed, except when the underlying qualified policy is transferred pursuant to a divorce, or a surviving spouse continues the policy pursuant to the Continuation provision in Article IV. In that event, this rider will continue during the life of the Annuitant provided the Annuitant remains an Owner. Upon divorce, the Annuitant and former spouse may also mutually agree to remove the former spouse as joint Owner or primary beneficiary and by doing so will forfeit any benefits for the former spouse.

Withdrawals will reduce the Policy Value and death benefit of the policy to which this rider is attached. If the Policy Value equals zero, You cannot make subsequent Premium Payments and all other policy features, benefits and guarantees are no longer available unless specified within this rider. Also, if the Policy Value equals zero and the rider remains in force, we will, unless instructed otherwise, make payments using the current payment instructions on file with us that are equal to the Rider Withdrawal Amount divided by the frequency of payments. If the younger of the Annuitant or Annuitant’s Spouse has attained the Minimum Benefit Age and a systematic payout option is not active at the time the Policy Value equals zero, a payout will be established. Unless instructed otherwise, the default payout frequency will be monthly, unless the amount does not meet the minimum systematic payout requirements in Your policy. If that occurs, we reserve the right to change the frequency and amount in order to meet the minimum systematic payout requirements. If the Minimum Benefit Age has not been attained, payments will begin on the Rider Anniversary following the attainment of the Minimum Benefit Age. Once the payment amount and frequency are established, they can only change due to the Income Enhancement Option and no additional withdrawals will be allowed. Furthermore, any remaining Minimum Required Cash Value will be paid on the later of the Annuitant’s or Annuitant’s Spouse’s death. We have the right to reasonably require satisfactory evidence a person is alive if payment is based on that person being alive.

While this rider is in force, we will not invoke the Involuntary Cashout provision of the policy to which this rider is attached if this rider has a Withdrawal Base of $2,000 or greater.

Any Excess Withdrawal may impact the Withdrawal Base on a greater than dollar-for-dollar basis.

The Guaranteed Lifetime Withdrawal Benefit can only be taken as a withdrawal benefit and it does not increase the Policy Value.

WITHDRAWAL PERCENTAGE

The Withdrawal Percentage is used to calculate the Rider Withdrawal Amount. The percentage is determined using the Attained Age (age at last birthday) of the younger of the living spouses at the time of the first withdrawal of any amount from the Policy Value taken on or after the Rider Anniversary following the younger of the living spouse’s attainment of the Minimum Benefit Age. Once the Withdrawal Percentage is established, it may only be changed if the Income Enhancement Option benefit is activated or by an automatic step-up. Upon automatic step-up, the Withdrawal Percentage will be reset based on the Attained Age of the younger of the living spouses at the time of the automatic step-up. The Withdrawal Percentages are shown in the table in the Rider Data Specifications section.

ICC18 TRGL13IC-0318(IJ)	(4)	(Income-Joint-Enh)

ARTICLE III CONTINUED

If the younger of the Annuitant and the Annuitant’s Spouse has not yet attained the Minimum Benefit Age on the Rider Date, the Withdrawal Percentage will be zero until the Rider Anniversary following the younger of the living spouse’s birthday in which they attain the Minimum Benefit Age. Withdrawals prior to age 59 1⁄2 may be subject to the IRS 10% early withdrawal penalty.

RIDER WITHDRAWAL AMOUNT

The Rider Withdrawal Amount will be equal to the greater of 1) and 2), where:

1)	is the Withdrawal Percentage multiplied by the Withdrawal Base;

2)

is an amount equal to the Required Minimum Distribution (RMD) amount, if any. For riders added on the Policy Date, the RMD during the first Rider Year is based on the initial premium (initial premium could include premium from transfers received after the policy effective date, but must be deemed initial premium). For riders added after the Policy Date, if the policy to which the rider is attached was in force on December 31st of the previous year, the RMD for the first Rider Year is calculated using the year-end Policy Value plus any actuarial present value from the previous year. For riders added after the Policy Date and the policy to which the rider is attached was not in force on December 31st of the previous year, the RMD for the first Rider Year is based on the Policy Value on the Rider Date. After this time, the RMD is calculated based on the rules established by the IRS. The RMD may only be used if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS RMDs are required,

B)	the RMDs do not start prior to the Annuitant’s Attained Age 70 1⁄2,

C)	the RMDs are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the RMDs are based on age of the Annuitant or the Annuitant’s Spouse if the Annuitant is deceased,

E)	the RMDs are based only on the policy to which this rider is attached,

F)	the RMDs are only for the current Rider Year. Amounts carried over from past Rider Years are not considered, and

G)	no Excess Withdrawals were taken in the previous Rider Year.

If any of the above are not true, then 2) is equal to zero and it is not available as a Rider Withdrawal Amount for the Rider Year.

If You withdraw less than the Rider Withdrawal Amount in a Rider Year, the unused portion cannot be carried over to the next Rider Year.

[Surrender Charges may apply if Your Rider Withdrawal Amount exceeds Your surrender charge-free amount.]

WITHDRAWAL BASE

The Withdrawal Base is used to calculate the Rider Withdrawal Amount and the Rider Fee. On the Rider Date, the initial Withdrawal Base is equal to the Policy Value [(less any applicable Premium Enhancements if the rider is added in the first Policy Year)]. Thereafter, the Withdrawal Base is equal to the greater of the Step-Up Component and the Growth Component.

STEP-UP COMPONENT

The Step-Up Component is used to calculate the Withdrawal Base. It is equal to the Withdrawal Base on the Rider Date. During any Rider Year, the Step-Up Component is increased by subsequent Premium Payments [(not including any Premium Enhancements)] and is reduced for Excess Withdrawals.

On each Rider Anniversary, the Step-Up Component will equal the greatest of:

1)	the current Step-Up Component;

2)	the Policy Value on the Rider Anniversary; and

3)	the highest Policy Value in the previous Rider Year based on the Valuation Frequency, as shown in the Rider Data Specifications section.

Item 3) from above will be zero if there have been any Excess Withdrawals in the previous Rider Year. For the calculation of the Step-Up Component if a certain date does not exist in a given month, the first day of the following month will be used.

ICC18 TRGL13IC-0318(IJ)	(5)	(Income-Joint-Enh)

ARTICLE III CONTINUED

AUTOMATIC STEP-UP FEATURE

The rider receives an automatic step-up on the Rider Anniversary if the Withdrawal Base is set equal to item 2 or 3 from the Step-Up Component section. This feature does not require the termination of the existing rider. This rider will continue with the same Rider Date and features. The Rider Fee Percentages and Withdrawal Percentage may be changed due to an automatic step-up, but there will be no increase in the Rider Fee Percentages during the first [five] Rider Year(s). Following the [fifth] Rider Anniversary, the Rider Fee Percentages may be increased if there is an automatic step-up, but will not exceed the Maximum Rider Fee Percentages described in the Rider Data Specifications section.

You have the right to reject an automatic step-up within [30] days following a Rider Anniversary, if the Rider Fee Percentages increase. If You reject an automatic step-up, You must notify us in a manner which is acceptable to us; however, You are eligible for future automatic step-ups. Changes as a result of the automatic step-up feature will be reversed. Any increase in the Rider Fee Percentages, Withdrawal Base, Step-Up Component or Withdrawal Percentage will also be reversed.

GROWTH COMPONENT

The Growth Component is used to calculate the Withdrawal Base. It is equal to the initial Withdrawal Base on the Rider Date. During any Rider Year, the Growth Component is increased by subsequent Premium Payments [(not including any Premium Enhancements)] and is reduced for Excess Withdrawals.

On each Rider Anniversary, the Growth Component will equal A plus (B multiplied by C), where:

A)	is the current Growth Component;

B)	is the Growth Basis; and

C)	is the Growth Rate Percentage as shown in the Rider Data Specifications section.

Item C) above will be zero if there have been any withdrawals in the previous Rider Year or after the [10th] Rider Anniversary.

GROWTH BASIS

The Growth Basis is used to calculate the Growth Component. It is equal to the initial Growth Component on the Rider Date. During any Rider Year, the Growth Basis is increased by subsequent Premium Payments [(not including any Premium Enhancements)] and is reduced for Excess Withdrawals.

AUTOMATIC GROWTH COMPONENT STACKING

On each Rider Anniversary after the Rider Date, the Growth Component will be set equal to the Withdrawal Base if the Withdrawal Base is greater than the Growth Component.

WITHDRAWAL BASE COMPONENT ADJUSTMENTS

Gross withdrawals taken in a Rider Year, less than or equal to the Rider Withdrawal Amount, will not reduce any of the Withdrawal Base Components or the Withdrawal Base itself. For each Withdrawal Base Component, Excess Withdrawals will reduce the component value for that withdrawal by the greater of the dollar amount of the Excess Withdrawal or a pro rata amount (possibly to zero) based on each individual component, compared to the Policy Value, both immediately prior to the Excess Withdrawal.

The withdrawal base component adjustment for each Withdrawal Base Component is the greater of 1) and 2), where:

1)	is the Excess Withdrawal amount; and

2)	is the result of (A multiplied by B), divided by C, where:

A)	is the Excess Withdrawal;

B)	is the Withdrawal Base Component prior to the Excess Withdrawal amount; and

C)	is the Policy Value after the Rider Withdrawal Amount has been withdrawn, but prior to the withdrawal of the Excess Withdrawal amount.

ICC18 TRGL13IC-0318(IJ)	(6)	(Income-Joint-Enh)

ARTICLE III CONTINUED

INCOME ENHANCEMENT OPTION FOR A QUALIFIED FACILITY CONFINEMENT

THE INCOME ENHANCEMENT OPTION IS NOT LONG TERM CARE INSURANCE

Definitions applicable to this option:

Elimination Period – The period of time from when the qualifying event begins before benefits are payable. The Elimination Period is shown in the Rider Data Specifications section.

Hospital - A Facility which: 1) is licensed to operate as a hospital pursuant to law; 2) is primarily and continuously engaged in providing or operating, either on its premises or in facilities available to the hospital on a prearranged basis and under the supervision of a staff of licensed Physicians, medical, diagnostic and major surgical facilities for the medical care and treatment of sick or injured persons on an inpatient basis for which a charge is made; and 3) provides 24 hour Nursing Care by or under the supervision of Nurses. The term “Hospital” does not include: (1) Convalescent homes or, convalescent, rest or Nursing Facilities; (2) facilities affording primarily custodial, educational or rehabilitory care; or (3) facilities for the aged, drug addicts or alcoholics.

Nurse - A licensed registered nurse or licensed practical nurse.

Nursing Care – Skilled or intermediate care performed by a Nurse.

Nursing Facility - A facility, or that part of a facility, which: (1) is licensed to operate pursuant to the laws and regulations of the state in which it is located as a skilled nursing facility; and (2) has Nurses on staff to provide Nursing Care 24 hours per day, 7 days a week; and (3) has a licensed Physician available to supervise; and (4) has a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one licensed Physician; and (5) performs and maintains clinical assessments based on uniform minimum data set as set forth in Section 1819(b)(3)(A) of the Social Security Act, as amended.

A Nursing Facility may be either a freestanding facility or a distinct part of a facility such as a ward, wing, unit, or swing bed of a Hospital or other institution. If the facility complex to which an insured person is confined consists of wards, wings, floors, units, or swing-beds, the area of the facility in which such insured person is confined must be licensed as a skilled Nursing Facility and the insured person’s assigned bed must be included as a part of such license.

The term “Nursing Facility” does not include: (1) a Hospital; or (2) a surgery center/facility.

Qualified Facility – A Nursing Facility or Hospital, as defined above. Notwithstanding any other provision herein, a Qualified Facility does not include (1) a place which is primarily for treatment of mental or nervous disorders, drug addiction, or alcohol abuse; (2) a home for the aged; (3) a rest home, community living center, or a place that provides domestic, residential, retirement or educational care; (4) assisted living facilities; (5) personal care homes; (6) residential care facilities; (7) adult foster care facilities; (8) congregate care facilities; (9) family and group assisted living facilities; (10) personal care boarding homes; (11) domiciliary care homes; (12) basic care facilities; (13) independent living apartment; (14) a hotel or motel; or (15) similar facilities.

Physician - A doctor of medicine or osteopathy as set forth in Section 1861(r)(1) of the Social Security Act, as amended, who is legally authorized to practice medicine and surgery within the United States by the jurisdiction in which he or she performs such function or action.

The term Physician does not include:

1)	You; or

2)	a member of Your Immediate Family.

Waiting Period – The period of time from the Rider Date before You are eligible to receive benefits. The Waiting Period is shown in the Rider Data Specifications section.

ICC18 TRGL13IC-0318(IJ)	(7)	(Income-Joint-Enh)

ARTICLE III CONTINUED

If either the Annuitant or Annuitant’s Spouse is admitted to a Qualified Facility as an inpatient and remains confined in a Qualified Facility for a period not less than the Elimination Period, benefits from this Income Enhancement Option are available provided that the Waiting Period has passed. The Elimination Period and Waiting Period do not need to occur consecutively. The Income Enhancement Option provides an increase to the withdrawal percentage (as described in the guaranteed lifetime withdrawal benefit provision of this Article), until the Annuitant or Annuitant’s Spouse is no longer confined as an inpatient in a Qualified Facility. The increase in the Withdrawal Percentage provided by this option is shown in the Rider Data Specifications section.

As an example of the Income Enhancement Option benefit, assume that the first withdrawal under the rider was taken at Attained Age 72 and the applicable Withdrawal Percentage is 5.0%. If the qualification conditions for this option are met at any later date, then the Withdrawal Percentage will be increased by the Income Enhancement Option Increase Percentage applicable for Attained Age 72. The applicable Attained Age is based on the first withdrawal of any amount from the Policy Value under the rider itself, and is not based on any withdrawal under the Income Enhancement Option, unless that withdrawal is also the first withdrawal of any Policy Value under the rider itself.

If the Income Enhancement Option Increase Percentage for Attained Age 72 is 50%, then the Income Enhancement Option benefit provides an additional 2.5% to the Withdrawal Percentage resulting in a total Withdrawal Percentage of 7.5% while the Income Enhancement Option benefit continues to be available. Any time after the Income Enhancement is activated, the Withdrawal Percentage will only increase upon an automatic step-up.

We will require initial confirmation of qualifications being met and may require confirmation of qualifications no more than once per Rider Year. Each subsequent Rider Year starts on the Rider Anniversary. Confirmation of qualifications being met must be deemed satisfactory to us. Confirmation of qualifications being met may be a statement from a Physician or a Hospital or Nursing Facility administrator and any other information deemed necessary by us to confirm confinement. When qualifications met have ceased, the Withdrawal Percentage will be as indicated in the Guaranteed Lifetime Withdrawal Benefit provision previously described in this Article. If qualifications met cease and the rider remains active, You may re-qualify by satisfying the Elimination Period requirement and the benefits under this option will be available.

[ADVISORY FEE WITHDRAWAL

If You have an advisor, asset manager or broker/dealer who manages Your policy for a fee, You may elect to have that fee deducted from Your Policy Value and paid directly to Your advisor, asset manager or broker/dealer.

Advisory Fee Withdrawals that are less than or equal to the Advisory Fee Withdrawal Maximum Percentage as described in Your policy will not reduce the guarantees provided by this rider. Any amount of Advisory Fee Withdrawal in excess of the Advisory Fee Withdrawal Maximum Percentage is treated as a withdrawal under this rider and is subject to all withdrawal provisions.]

ISSUE AGE AND SURVIVAL

The benefits under this rider depend on the Annuitant or Annuitant’s Spouse being alive at the time of withdrawal and the amount of the benefit depends on the Attained Age of the Annuitant and Annuitant’s Spouse. Reasonable proof of survival and the date of birth may be required by the Company.

If the younger of the spouses’ ages has been misstated, this rider’s fees and benefits will be adjusted to the amounts which would have been calculated for the correct age. If withdrawals under the provisions of this rider have already commenced and the misstatement caused the Rider Withdrawal Amount to be overstated, any withdrawal in excess of the correct Rider Withdrawal Amount will be considered an Excess Withdrawal. As such it will impact the Withdrawal Base (including the Withdrawal Base Components) and the Rider Withdrawal Amount. If overpayments occurred when the sum of the accumulated values in all the Investment Options was zero, the amount of that overpayment will be deducted from one or more future payments until this amount is paid in full.

However, if this rider would not have been issued had the age not been misstated, You will lose all of the benefits provided by this rider and any fees charged for this rider would be returned.

ICC18 TRGL13IC-0318(IJ)	(8)	(Income-Joint-Enh)

ARTICLE IV

CONTINUATION

In the case of spousal joint Owners where one spouse is the Annuitant, if the spouse who is not the Annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider. In the case of spousal joint Owners where one spouse is the Annuitant, if the spouse who is the Annuitant dies and the surviving spouse is the sole beneficiary, the rider continues until the death of the surviving spouse.

ANNUITIZATION

On the maximum Annuity Commencement Date, as described in Your policy, You will have the option to receive lifetime income payments that are no less than Your Rider Withdrawal Amount each year.

TERMINATION

This rider will terminate upon the earliest of:

1)	the date the policy to which this rider is attached terminates;

2)	the date the policy to which this rider is attached changes ownership or assignment which violates the Owner and Annuitant relationship requirements as set forth in Article III;

3)	prior to Your Policy Value reaching zero, the date we receive, in Good Order, required information to process a death claim upon the later of Annuitant’s or Annuitant’s Spouse’s death;

4)	on or after Your Policy Value reaching zero, and the later of the Annuitant’s or Annuitant’s Spouse’s date of death;

5)	the date You elect to receive annuity payments under Your policy;

6)	the date You notify us in writing of Your intention to terminate this rider (this date must be within [30] days after the [fifth] Rider Anniversary and every [fifth] Rider Anniversary thereafter);

7)	the date in which an Excess Withdrawal reduces the Policy Value to zero; or

8)	the date any of Your Policy Value is not invested in one of the Designated Investment Options.

Termination of the rider will result in the loss of all benefits provided by the rider. After termination, Rider Fees will no longer be assessed.

REPORTS TO OWNER

We will give You a report at least once each Policy Year. Before You are eligible to receive the Rider Withdrawal Amount, the report will direct You to contact the Company for information regarding Your Rider Withdrawal Amount. After You are eligible for Your Rider Withdrawal Amount, this amount will be included in the report.

Signed for us at our home office.

ICC18 TRGL13IC-0318(IJ)	(9)	(Income-Joint-Enh)

TRANSAMERICA LIFE INSURANCE COMPANY

[RETIREMENT INCOME CHOICESM] RIDER

GUARANTEED LIFETIME WITHDRAWAL WITH DEATH BENEFIT

AND INCOME ENHANCEMENT OPTION

This rider is issued as a part of the policy to which it is attached. All provisions of the policy that do not conflict with this rider apply to this rider. In the event of any conflict between the provisions of this rider and the provisions of the policy, the provisions of this rider shall prevail over the provisions of the policy.

The purpose of the guaranteed living benefit provided under this annuity rider is to provide a stream of income payments to the Owner. This rider will terminate upon assignment or a change in ownership of the policy unless the new assignee or Owner meets the qualifications specified in Article III of this rider.

You may cancel this rider on or before midnight of the thirtieth calendar day after You receive it and no Rider Fees will be assessed.

This rider provides a minimum withdrawal benefit that guarantees, upon election, a series of withdrawals from the policy equal to the Withdrawal Percentage shown in the Rider Data Specifications section applied to the Withdrawal Base. The Withdrawal Base is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating the cash surrender value or other guaranteed benefits.

Rider Data Specifications

Policy Number:	[12345]
Rider Date:	[09/01/2018]

Annuitant:	[John Doe]
Annuitant’s Issue Age:	[35]

Rider Fee Percentages*:	Initial	Maximum
[Designated Allocation Group A:	[2.15%]	[2.50%]]
[Designated Allocation Group B:	[1.80%]	[2.50%]]
[Designated Allocation Group C:	[1.40%]	[2.50%]]

Minimum Benefit Age:	[59]
Valuation Frequency:	[Monthly] [based on Rider Date]
Growth Rate Percentage:	[5.50%]

*

The Initial Rider Fee Percentages will not change during the first [five] Rider Year(s) and will only change thereafter due to an automatic step-up. When an automatic step-up occurs, the Rider Fee Percentages will never be greater than the maximum percentages shown above.

Designated Allocations: If You elect this rider, 100% of Your Policy Value must be in one or more of the Designated Investment Options (or any other option authorized for use with this rider).

You can generally transfer between the Designated Investment Options as permitted under Your policy; however, You cannot make transfers as provided for in the policy to a non-designated Investment Option (or any other option not authorized for use with this rider) while this rider is in force. If You wish to make a transfer to a non-designated Investment Option, this rider must be terminated, as described in Article IV, prior to making the transfer. You will be notified if there are any changes to the Designated Investment Options.

ICC19 TRGL13IC-R0719(AS)	(1)	(Income/Death-Single-Enh)

RIDER DATA SPECIFICATIONS CONTINUED

Guaranteed Lifetime Withdrawal Benefit: The Withdrawal Percentage is determined by the Attained Age and is used to determine the Rider Withdrawal Amount as described in Article III. The Withdrawal Percentages are shown in the table below:

Attained Age	Withdrawal Percentage
[0 - 58]	0.00%
[59 - 64]	[6.00	%]
[65 - 79]	[7.50	%]
[80 +]	[9.00	%]

Income Enhancement Option: The Income Enhancement Option provides an increase to the Withdrawal Percentage as described in Article III. The increase in the Withdrawal Percentage provided by this option is shown in the table below:

Attained Age	Income Enhancement Option Increase Percentage
[59+]	[50	%]

The period of time required for Income Enhancement benefits to be paid, as described in Article III:

Elimination Period	Waiting Period
[90] days within the last [365 days]	[12] months

ARTICLE I

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in Your policy.

Designated Investment Options

Investment Options authorized for use with this rider and identified by us as Designated Investment Options.

Excess Withdrawal

The excess of a gross withdrawal over the Rider Withdrawal Amount remaining prior to the withdrawal, if any.

Rider Anniversary

The anniversary of the Rider Date for each year the rider remains in force. If a certain date does not exist in a given month, the first day of the following month will be used.

Rider Date

The date, shown in the Rider Data Specifications section, on which this rider becomes effective.

Rider Fee

The fee charged for the benefits under this rider. The fee will be charged on each Rider Quarterversary by the Company.

Rider Quarter

Each three-month period beginning on the Rider Date.

Rider Quarterversary

For each Rider Quarter, the same day of the month as the Rider Date. If a certain date does not exist in a given month, the first day of the following month will be used.

Rider Withdrawal Amount

The maximum amount that can be withdrawn from the policy each Rider Year without causing an Excess Withdrawal under the terms of this rider and thus reducing the Withdrawal Base (including the Withdrawal Base Components). This amount will change if the Withdrawal Base changes.

ICC19 TRGL13IC-R0719(AS)	(2)	(Income/Death-Single-Enh)

ARTICLE I CONTINUED

Rider Year

Each twelve-month period following the Rider Date shown in the Rider Data Specifications section. The first Rider Year starts on the Rider Date. Each subsequent Rider Year starts on the Rider Anniversary.

Withdrawal Base

The amount used to calculate the Rider Withdrawal Amount and the Rider Fee. This amount cannot be taken as a Surrender and is not payable as a death benefit.

Withdrawal Base Component

The individual elements used collectively to calculate the Withdrawal Base. These elements include the Step-Up Component, the Growth Component and the Growth Basis.

ARTICLE II

RIDER FEES

The Rider Fee is deducted on each successive Rider Quarterversary, on the same day of the month as the Rider Date. If a day does not exist in a given month, the first day of the following month will be used. The fee is calculated at issue and at each subsequent Rider Quarterversary for the upcoming Rider Quarter. A portion of this fee will also be deducted when the rider is terminated. It will be deducted automatically from each Investment Option on a pro rata basis. The Initial Rider Fee Percentages and the Maximum Rider Fee Percentages are shown, in the Rider Data Specifications section. The Rider Fee Percentages will not change during the first [five] Rider Year(s) and will only change thereafter due to an automatic step-up. You will be notified of any increase in the Rider Fee Percentages.

The quarterly fee is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4), where:

1)	is the Withdrawal Base;

2)	is the sum of each Designated Allocation Group Rider Fee Percentage multiplied by the applicable Designated Allocation Group value;

3)	is the total Policy Value; and

4)	is the number of days remaining in the Rider Quarter divided by the number of days within the applicable Rider Year.

The fee will be adjusted for additional Premium Payments, transfers among Designated Investment Options, Excess Withdrawals made during the Rider Quarter and when the rider is terminated.

The fee adjustment for additional Premium Payments and Excess Withdrawals is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	is the Withdrawal Base change (i.e. Withdrawal Base after the transaction minus the Withdrawal Base before the transaction);

2)	is the sum of each Designated Allocation Group Rider Fee Percentage multiplied by the applicable Designated Allocation Group transaction amount;

3)	is the total transaction amount; and

4)	is the number of days remaining in the Rider Quarter divided by the number of days within the applicable Rider Year.

The fee adjustment for fund transfers is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	is the Withdrawal Base;

2)	is the sum of each Designated Allocation Group Rider Fee Percentage multiplied by the applicable Designated Allocation Group transaction amount;

3)	is the total Policy Value; and

4)	is the number of days remaining in the Rider Quarter divided by the number of days within the applicable Rider Year.

ICC19 TRGL13IC-R0719(AS)	(3)	(Income/Death-Single-Enh)

ARTICLE II CONTINUED

The fee adjustment at rider termination is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	is the negative of the Withdrawal Base (i.e. the Withdrawal Base multiplied by negative one);

2)	is the sum of each Designated Allocation Group Rider Fee Percentage multiplied by the applicable Designated Allocation Group value;

3)	is the total Policy Value; and

4)	is the number of days remaining in the Rider Quarter divided by the number of days within the applicable Rider Year.

ARTICLE III

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

Under this rider, we guarantee that You can receive up to the Rider Withdrawal Amount each Rider Year, regardless of the Policy Value, (first as withdrawals from Your Policy Value and, if necessary, as payments from us) until the Annuitant’s death. This rider requires the Annuitant to also be an Owner, except in the case of non-natural Owners. Such non-natural Owners must be established for the benefit of the Annuitant. Once this rider is issued the Annuitant cannot be changed, except when the underlying qualified policy is transferred pursuant to a divorce. In that event, this rider will continue provided the Annuitant remains an Owner.

Withdrawals will reduce the Policy Value and death benefit of the policy to which this rider is attached. If the Policy Value equals zero, You cannot make subsequent Premium Payments and all other policy features, benefits and guarantees are no longer available unless specified within this rider. Also, if the Policy Value equals zero and the rider remains in force, we will, unless instructed otherwise, make payments using the current payment instructions on file with us that are equal to the Rider Withdrawal Amount divided by the frequency of payments. If the Annuitant has attained the Minimum Benefit Age and a systematic payout option is not active at the time the Policy Value equals zero, a payout will be established. Unless instructed otherwise, the default payout frequency will be monthly, unless the amount does not meet the minimum systematic payout requirements in Your policy. If that occurs, we reserve the right to change the frequency and amount in order to meet the minimum systematic payout requirements. If the Minimum Benefit Age has not been attained, payments will begin on the Rider Anniversary following the attainment of the Minimum Benefit Age. Once the payment amount and frequency are established, they can only change due to the Income Enhancement Option and no additional withdrawals will be allowed. Furthermore, any remaining Minimum Required Cash Value or Rider Death Benefit amount will be paid on the Annuitant’s death. We have the right to reasonably require satisfactory evidence a person is alive if payment is based on that person being alive.

While this rider is in force, we will not invoke the Involuntary Cashout provision of the policy to which this rider is attached if this rider has a Withdrawal Base of $2,000 or greater.

Any Excess Withdrawal may impact the Withdrawal Base and the Rider Death Benefit on a greater than dollar-for-dollar basis.

The Guaranteed Lifetime Withdrawal Benefit can only be taken as a withdrawal benefit and it does not increase the Policy Value.

WITHDRAWAL PERCENTAGE

The Withdrawal Percentage is used to calculate the Rider Withdrawal Amount. The percentage is determined using the Attained Age (age at last birthday) of the Annuitant at the time of the first withdrawal of any amount from the Policy Value taken on or after the Rider Anniversary following the Annuitant’s attainment of the Minimum Benefit Age. Once the Withdrawal Percentage is established, it may only be changed if the Income Enhancement Option benefit is activated or by an automatic step-up. Upon automatic step-up, the Withdrawal Percentage will be reset based on the Attained Age of the Annuitant at the time of the automatic step-up. The Withdrawal Percentages are shown in the table in the Rider Data Specifications section.

If the Annuitant has not yet attained the Minimum Benefit Age on the Rider Date, the Withdrawal Percentage will be zero until the Rider Anniversary following the Annuitant’s birthday in which they attain the Minimum Benefit Age. Withdrawals prior to age 59 1⁄2 may be subject to the IRS 10% early withdrawal penalty.

ICC19 TRGL13IC-R0719(AS)	(4)	(Income/Death-Single-Enh)

ARTICLE III CONTINUED

RIDER WITHDRAWAL AMOUNT

The Rider Withdrawal Amount will be equal to the greater of 1) and 2), where:

1)	is the Withdrawal Percentage multiplied by the Withdrawal Base;

2)

is an amount equal to the Required Minimum Distribution (RMD) amount, if any. For riders added on the Policy Date, the RMD during the first Rider Year is based on the initial premium (initial premium could include premium from transfers received after the policy effective date, but must be deemed initial premium). For riders added after the Policy Date, if the policy to which the rider is attached was in force on December 31st of the previous year, the RMD for the first Rider Year is calculated using the year-end Policy Value plus any actuarial present value from the previous year. For riders added after the Policy Date and the policy to which the rider is attached was not in force on December 31st of the previous year, the RMD for the first Rider Year is based on the Policy Value on the Rider Date. After this time, the RMD is calculated based on the rules established by the IRS. The RMD may only be used if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS RMDs are required,

B)	the RMDs do not start prior to the Annuitant’s Attained Age 70 1⁄2,

C)	the RMDs are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the RMDs are based on age of the Annuitant,

E)	the RMDs are based only on the policy to which this rider is attached,

F)	the RMDs are only for the current Rider Year. Amounts carried over from past Rider Years are not considered, and

G)	no Excess Withdrawals were taken in the previous Rider Year.

If any of the above are not true, then 2) is equal to zero and it is not available as a Rider Withdrawal Amount for the Rider Year.

If You withdraw less than the Rider Withdrawal Amount in a Rider Year, the unused portion cannot be carried over to the next Rider Year.

[Surrender Charges may apply if Your Rider Withdrawal Amount exceeds Your surrender charge-free amount.]

WITHDRAWAL BASE

The Withdrawal Base is used to calculate the Rider Withdrawal Amount and the Rider Fee. On the Rider Date, the initial Withdrawal Base is equal to the Policy Value [(less any applicable Premium Enhancements if the rider is added in the first Policy Year)]. Thereafter, the Withdrawal Base is equal to the greater of the Step-Up Component and the Growth Component.

STEP-UP COMPONENT

The Step-Up Component is used to calculate the Withdrawal Base. It is equal to the Withdrawal Base on the Rider Date. During any Rider Year, the Step-Up Component is increased by subsequent Premium Payments [(not including any Premium Enhancements)] and is reduced for Excess Withdrawals.

On each Rider Anniversary, the Step-Up Component will equal the greatest of:

1)	the current Step-Up Component;

2)	the Policy Value on the Rider Anniversary; and

3)	the highest Policy Value in the previous Rider Year based on the Valuation Frequency, as shown in the Rider Data Specifications section.

Item 3) from above will be zero if there have been any Excess Withdrawals in the previous Rider Year. For the calculation of the Step-Up Component if a certain date does not exist in a given month, the first day of the following month will be used.

AUTOMATIC STEP-UP FEATURE

The rider receives an automatic step-up on the Rider Anniversary if the Withdrawal Base is set equal to item 2 or 3 from the Step-Up Component section. This feature does not require the termination of the existing rider. This rider will continue with the same Rider Date and features. The Rider Fee Percentages and Withdrawal Percentage may be changed due to an automatic step-up, but there will be no increase in the Rider Fee Percentages during the first [five] Rider Year(s). Following the [fifth] Rider Anniversary, the Rider Fee Percentages may be increased if there is an automatic step-up, but will not exceed the Maximum Rider Fee Percentages described in the Rider Data Specifications section.

ICC19 TRGL13IC-R0719(AS)	(5)	(Income/Death-Single-Enh)

ARTICLE III CONTINUED

You have the right to reject an automatic step-up within [30] days following a Rider Anniversary if the Rider Fee Percentages increase. If You reject an automatic step-up, You must notify us in a manner which is acceptable to us; however, You are eligible for future automatic step-ups. Changes as a result of the automatic step-up feature will be reversed. Any increase in the Rider Fee Percentages, Withdrawal Base, Step-Up Component or Withdrawal Percentage will also be reversed.

GROWTH COMPONENT

The Growth Component is used to calculate the Withdrawal Base. It is equal to the initial Withdrawal Base on the Rider Date. During any Rider Year, the Growth Component is increased by subsequent Premium Payments [(not including any Premium Enhancements)] and is reduced for Excess Withdrawals.

On each Rider Anniversary, the Growth Component will equal A plus (B multiplied by C), where:

A)	is the current Growth Component;

B)	is the Growth Basis; and

C)	is the Growth Rate Percentage as shown in the Rider Data Specifications section.

Item C) above will be zero if there have been any withdrawals in the previous Rider Year or after the [10th] Rider Anniversary.

GROWTH BASIS

The Growth Basis is used to calculate the Growth Component. It is equal to the initial Growth Component on the Rider Date. During any Rider Year, the Growth Basis is increased by subsequent Premium Payments [(not including any Premium Enhancements)] and is reduced for Excess Withdrawals.

AUTOMATIC GROWTH COMPONENT STACKING

On each Rider Anniversary after the Rider Date, the Growth Component will be set equal to the Withdrawal Base if the Withdrawal Base is greater than the Growth Component.

WITHDRAWAL BASE COMPONENT ADJUSTMENTS

Gross withdrawals taken in a Rider Year, less than or equal to the Rider Withdrawal Amount, will not reduce any of the Withdrawal Base Components or the Withdrawal Base itself. For each Withdrawal Base Component, Excess Withdrawals will reduce the component value for that withdrawal by the greater of the dollar amount of the Excess Withdrawal or a pro rata amount (possibly to zero) based on each individual component, compared to the Policy Value, both immediately prior to the Excess Withdrawal.

The withdrawal base component adjustment for each Withdrawal Base Component is the greater of 1) and 2), where:

1)	is the Excess Withdrawal amount; and

2)	is the result of (A multiplied by B), divided by C, where:

A)	is the Excess Withdrawal;

B)	is the Withdrawal Base Component prior to the Excess Withdrawal amount; and

C)	is the Policy Value after the Rider Withdrawal Amount has been withdrawn, but prior to the withdrawal of the Excess Withdrawal amount.

RIDER DEATH BENEFIT

Upon the Annuitant’s death, we will pay an additional death benefit amount equal to the excess, if any, of the Rider Death Benefit over the greater of the base policy death benefit or the Guaranteed Minimum Death Benefit, if applicable, and this rider will then terminate. The Rider Death Benefit on the Rider Date is equal to the Withdrawal Base. The Rider Death Benefit after the Rider Date is equal to the Rider Death Benefit on the Rider Date plus any premiums [(not including Premium Enhancements, if any)] added after the Rider Date, less any Rider Death Benefit adjustments.

The Rider Death Benefit does not reset due to the automatic step-up.

ICC19 TRGL13IC-R0719(AS)	(6)	(Income/Death-Single-Enh)

ARTICLE III CONTINUED

RIDER DEATH BENEFIT ADJUSTMENTS

Cumulative gross withdrawals taken in a Rider Year, up to the Rider Withdrawal Amount, will reduce the Rider Death Benefit by the same amount (dollar-for-dollar). Excess Withdrawals will reduce the Rider Death Benefit by the greater of:

1)	the Excess Withdrawal amount; and

2)	the result of (A multiplied by B), divided by C, where:

A)	is the Excess Withdrawal;

B)	is the Rider Death Benefit after the Rider Withdrawal Amount has been withdrawn, but prior to the Excess Withdrawal; and

C)	is the Policy Value after the Rider Withdrawal Amount has been withdrawn, but prior to the Excess Withdrawal.

INCOME ENHANCEMENT OPTION FOR A QUALIFIED FACILITY CONFINEMENT

THE INCOME ENHANCEMENT OPTION IS NOT LONG TERM CARE INSURANCE

Definitions applicable to this option:

Elimination Period – The period of time from when the qualifying event begins before benefits are payable. The Elimination Period is shown in the Rider Data Specifications section.

Hospital - A Facility which: 1) is licensed to operate as a hospital pursuant to law; 2) is primarily and continuously engaged in providing or operating, either on its premises or in facilities available to the hospital on a prearranged basis and under the supervision of a staff of licensed Physicians, medical, diagnostic and major surgical facilities for the medical care and treatment of sick or injured persons on an inpatient basis for which a charge is made; and 3) provides 24 hour Nursing Care by or under the supervision of Nurses. The term “Hospital” does not include: (1) Convalescent homes or, convalescent, rest or Nursing Facilities; (2) facilities affording primarily custodial, educational or rehabilitory care; or (3) facilities for the aged, drug addicts or alcoholics.

Nurse - A licensed registered nurse or licensed practical nurse.

Nursing Care – Skilled or intermediate care performed by a Nurse.

Nursing Facility - A facility, or that part of a facility, which: (1) is licensed to operate pursuant to the laws and regulations of the state in which it is located as a skilled nursing facility; and (2) has Nurses on staff to provide Nursing Care 24 hours per day, 7 days a week; and (3) has a licensed Physician available to supervise; and (4) has a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one licensed Physician; and (5) performs and maintains clinical assessments based on uniform minimum data set as set forth in Section 1819(b)(3)(A) of the Social Security Act, as amended.

A Nursing Facility may be either a freestanding facility or a distinct part of a facility such as a ward, wing, unit, or swing bed of a Hospital or other institution. If the facility complex to which an insured person is confined consists of wards, wings, floors, units, or swing-beds, the area of the facility in which such insured person is confined must be licensed as a skilled Nursing Facility and the insured person’s assigned bed must be included as a part of such license.

The term “Nursing Facility” does not include: (1) a Hospital; or (2) a surgery center/facility.

Qualified Facility – A Nursing Facility or Hospital, as defined above. Notwithstanding any other provision herein, a Qualified Facility does not include (1) a place which is primarily for treatment of mental or nervous disorders, drug addiction, or alcohol abuse; (2) a home for the aged; (3) a rest home, community living center, or a place that provides domestic, residential, retirement or educational care; (4) assisted living facilities; (5) personal care homes; (6) residential care facilities; (7) adult foster care facilities; (8) congregate care facilities; (9) family and group assisted living facilities; (10) personal care boarding homes; (11) domiciliary care homes; (12) basic care facilities; (13) independent living apartment; (14) a hotel or motel; or (15) similar facilities.

ICC19 TRGL13IC-R0719(AS)	(7)	(Income/Death-Single-Enh)

ARTICLE III CONTINUED

Physician - A doctor of medicine or osteopathy as set forth in Section 1861(r)(1) of the Social Security Act, as amended, who is legally authorized to practice medicine and surgery within the United States by the jurisdiction in which he or she performs such function or action.

The term Physician does not include:

1)	You; or

2)	a member of Your Immediate Family.

Waiting Period – The period of time from the Rider Date before You are eligible to receive benefits. The Waiting Period is shown in the Rider Data Specifications section.

If the Annuitant is admitted to a Qualified Facility as an inpatient and remains confined in a Qualified Facility for a period not less than the Elimination Period, benefits from this Income Enhancement Option are available provided that the Waiting Period has passed. The Elimination Period and Waiting Period do not need to occur consecutively. The Income Enhancement Option provides an increase to the withdrawal percentage (as described in the guaranteed lifetime withdrawal benefit provision of this Article), until the Annuitant is no longer confined as an inpatient in a Qualified Facility. The increase in the Withdrawal Percentage provided by this option is shown in the Rider Data Specifications section.

As an example of the Income Enhancement Option benefit, assume that the first withdrawal under the rider was taken at Attained Age 72 and the applicable Withdrawal Percentage is 5.0%. If the qualification conditions for this option are met at any later date, then the Withdrawal Percentage will be increased by the Income Enhancement Option Increase Percentage applicable for Attained Age 72. The applicable Attained Age is based on the first withdrawal of any amount from the Policy Value under the rider itself, and is not based on any withdrawal under the Income Enhancement Option, unless that withdrawal is also the first withdrawal of any Policy Value under the rider itself.

If the Income Enhancement Option Increase Percentage for Attained Age 72 is 50%, then the Income Enhancement Option benefit provides an additional 2.5% to the Withdrawal Percentage resulting in a total Withdrawal Percentage of 7.5% while the Income Enhancement Option benefit continues to be available. Any time after the Income Enhancement is activated, the Withdrawal Percentage will only increase upon an automatic step-up.

We will require initial confirmation of qualifications being met and may require confirmation of qualifications no more than once per Rider Year. Each subsequent Rider Year starts on the Rider Anniversary. Confirmation of qualifications being met must be deemed satisfactory to us. Confirmation of qualifications being met may be a statement from a Physician or a Hospital or Nursing Facility administrator and any other information deemed necessary by us to confirm confinement. When qualifications met have ceased, the Withdrawal Percentage will be as indicated in the Guaranteed Lifetime Withdrawal Benefit provision previously described in this Article. If qualifications met cease and the rider remains active, You may re-qualify by satisfying the Elimination Period requirement and the benefits under this option will be available.

[ADVISORY FEE WITHDRAWAL

If You have an advisor, asset manager or broker/dealer who manages Your policy for a fee, You may elect to have that fee deducted from Your Policy Value and paid directly to Your advisor, asset manager or broker/dealer.

Advisory Fee Withdrawals that are less than or equal to the Advisory Fee Withdrawal Maximum Percentage as described in Your policy will not reduce the guarantees provided by this rider. Any amount of Advisory Fee Withdrawal in excess of the Advisory Fee Withdrawal Maximum Percentage is treated as a withdrawal under this rider and is subject to all withdrawal provisions.]

ISSUE AGE AND SURVIVAL

The benefits under this rider depend on the Annuitant being alive at the time of withdrawal and the amount of the benefit depends on the Attained Age of the Annuitant. Reasonable proof of survival and the date of birth may be required by the Company.

ICC19 TRGL13IC-R0719(AS)	(8)	(Income/Death-Single-Enh)

ARTICLE III CONTINUED

If the Annuitant’s age has been misstated, this rider’s fees and benefits will be adjusted to the amounts which would have been calculated for the correct age. If withdrawals under the provisions of this rider have already commenced and the misstatement caused the Rider Withdrawal Amount to be overstated, any withdrawal in excess of the correct Rider Withdrawal Amount will be considered an Excess Withdrawal. As such it will impact the Withdrawal Base (including the Withdrawal Base Components), the Rider Withdrawal Amount and the Rider Death Benefit. If overpayments occurred when the sum of the accumulated values in all the Investment Options was zero, the amount of that overpayment will be deducted from one or more future payments until this amount is paid in full.

However, if this rider would not have been issued had the age not been misstated, You will lose all of the benefits provided by this rider and any fees charged for this rider would be returned.

ARTICLE IV

CONTINUATION

In the case of spousal joint Owners where one spouse is the Annuitant, if the spouse who is not the Annuitant dies and the surviving spouse is the sole beneficiary, the rider continues with the same rider values. In the case of spousal joint Owners where one spouse is the Annuitant, if the spouse who is the Annuitant dies, this rider will terminate.

In the case of non-spousal joint Owners where an Owner who is not the Annuitant dies, the surviving Owner (who is also the sole designated beneficiary) may elect to receive lifetime income payments under this rider instead of receiving any benefits applicable to the policy. The lifetime income payments must begin no later than 1 year after the Owner’s death and will be equal to the Rider Withdrawal Amount divided by the number of payments made per year. Once the payments begin, no additional Premium Payments will be accepted and no additional withdrawals will be paid. If these payments are elected but the Annuitant dies before the Rider Death Benefit equals zero, the Annuitant’s beneficiary will receive a death benefit equal to the Rider Death Benefit.

ANNUITIZATION

On the maximum Annuity Commencement Date, as described in Your policy, You will have the option to receive lifetime income payments that are no less than Your Rider Withdrawal Amount each year. This option will also guarantee that the sum of all income payments received over time will equal or exceed the Rider Death Benefit on the maximum Annuity Commencement Date. If the Annuitant should die before the sum of all income payments received equals or exceeds the Rider Death Benefit on the maximum Annuity Commencement Date, the Annuitant’s beneficiary will receive a final payment equal to the difference.

TERMINATION

This rider will terminate upon the earliest of:

1)	the date the policy to which this rider is attached terminates;

2)	the date the policy to which this rider is attached changes ownership or assignment which violates the Owner and Annuitant relationship requirements as set forth in Article III;

3)	prior to Your Policy Value reaching zero, the date we receive, in Good Order, required information to process a death claim upon the Annuitant’s death;

4)	on or after Your Policy Value reaching zero, and the date of the Annuitant’s death;

5)	the date You elect to receive annuity payments under Your policy;

6)	the date You notify us in writing of Your intention to terminate this rider (this date must be within [30] days after the [fifth] Rider Anniversary and every [fifth] Rider Anniversary thereafter);

7)	the date in which an Excess Withdrawal reduces the Policy Value to zero; or

8)	the date any of Your Policy Value is not invested in one of the Designated Investment Options.

Termination of the rider will result in the loss of all benefits provided by the rider. After termination, Rider Fees will no longer be assessed.

ICC19 TRGL13IC-R0719(AS)	(9)	(Income/Death-Single-Enh)

ARTICLE IV CONTINUED

REPORTS TO OWNER

We will give You a report at least once each Policy Year. In addition to the information stated in the Reports to Owners provision in the policy, the annual report will also provide the Rider Death Benefit amount as of the date of the report. Before You are eligible to receive the Rider Withdrawal Amount, the report will direct You to contact the Company for information regarding Your Rider Withdrawal Amount. After You are eligible for Your Rider Withdrawal Amount, this amount will be included in the report.

Signed for us at our home office.

ICC19 TRGL13IC-R0719(AS)	(10)	(Income/Death-Single-Enh)

TRANSAMERICA LIFE INSURANCE COMPANY

[RETIREMENT INCOME CHOICESM] RIDER

GUARANTEED LIFETIME WITHDRAWAL WITH DEATH BENEFIT

AND INCOME ENHANCEMENT OPTION

This rider is issued as a part of the policy to which it is attached. All provisions of the policy that do not conflict with this rider apply to this rider. In the event of any conflict between the provisions of this rider and the provisions of the policy, the provisions of this rider shall prevail over the provisions of the policy.

The purpose of the guaranteed living benefit provided under this annuity rider is to provide a stream of income payments to the Owner. This rider will terminate upon assignment or a change in ownership of the policy unless the new assignee or Owner meets the qualifications specified in Article III of this rider.

You may cancel this rider on or before midnight of the thirtieth calendar day after You receive it and no Rider Fees will be assessed.

This rider provides a minimum withdrawal benefit that guarantees, upon election, a series of withdrawals from the policy equal to the Withdrawal Percentage shown in the Rider Data Specifications section applied to the Withdrawal Base. The Withdrawal Base is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating the cash surrender value or other guaranteed benefits.

Rider Data Specifications

Policy Number:	[12345]
Rider Date:	[09/01/2018]

Annuitant:	[John Doe]
Annuitant’s Issue Age:	[35]
Annuitant’s Spouse:	[Jane Doe]
Annuitant’s Spouse’s Issue Age:	[35]

Rider Fee Percentages*:	Initial	Maximum
Designated Allocation Group A:	[2.30%]	[2.50%]
Designated Allocation Group B:	[1.95%]	[2.50%]
Designated Allocation Group C:	[1.55%]	[2.50%]

Minimum Benefit Age:	[59]
Valuation Frequency:	[Annually][based on Rider Date]
Growth Rate Percentage:	[5.50%]

*

The Initial Rider Fee Percentages will not change during the first [five] Rider Year(s) and will only change thereafter due to an automatic step-up. When an automatic step-up occurs, the Rider Fee Percentages will never be greater than the maximum percentages shown above.

Designated Allocations: If You elect this rider, 100% of Your Policy Value must be in one or more of the Designated Investment Options (or any other option authorized for use with this rider).

You can generally transfer between the Designated Investment Options as permitted under Your policy; however, You cannot make transfers as provided for in the policy to a non-designated Investment Option (or any other option not authorized for use with this rider) while this rider is in force. If You wish to make a transfer to a non-designated Investment Option, this rider must be terminated, as described in Article IV, prior to making the transfer. You will be notified if there are any changes to the Designated Investment Options.

ICC18 TRGL13IC-0318(AJ)	(1)	(Income/Death-Joint-Enh)

RIDER DATA SPECIFICATIONS CONTINUED

Guaranteed Lifetime Withdrawal Benefit: The Withdrawal Percentage is determined by the Attained Age and is used to determine the Rider Withdrawal Amount as described in Article III. The Withdrawal Percentages are shown in the table below:

Attained Age	Withdrawal Percentage
[0 - 58]	0.00%
[59 - 64]	[5.25	%]
[65 - 79]	[6.75	%]
[80 +]	[8.25	%]

Income Enhancement Option: The Income Enhancement Option provides an increase to the Withdrawal Percentage as described in Article III. The increase in the Withdrawal Percentage provided by this option is shown in the table below:

Attained Age	Income Enhancement Option Increase Percentage
[59+]	[50	%]

The period of time required for Income Enhancement benefits to be paid, as described in Article III:

Elimination Period	Waiting Period
[90] days within the last [365 days]	[12] months

ARTICLE I

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in Your policy.

Designated Investment Options

Investment Options authorized for use with this rider and identified by us as Designated Investment Options.

Excess Withdrawal

The excess of a gross withdrawal over the Rider Withdrawal Amount remaining prior to the withdrawal, if any.

Rider Anniversary

The anniversary of the Rider Date for each year the rider remains in force. If a certain date does not exist in a given month, the first day of the following month will be used.

Rider Date

The date, shown in the Rider Data Specifications section, on which this rider becomes effective.

Rider Fee

The fee charged for the benefits under this rider. The fee will be charged on each Rider Quarterversary by the Company.

Rider Quarter

Each three-month period beginning on the Rider Date.

Rider Quarterversary

For each Rider Quarter, the same day of the month as the Rider Date. If a certain date does not exist in a given month, the first day of the following month will be used.

Rider Withdrawal Amount

The maximum amount that can be withdrawn from the policy each Rider Year without causing an Excess Withdrawal under the terms of this rider and thus reducing the Withdrawal Base (including the Withdrawal Base Components). This amount will change if the Withdrawal Base changes.

ICC18 TRGL13IC-0318(AJ)	(2)	(Income/Death-Joint-Enh)

ARTICLE I CONTINUED

Rider Year

Each twelve-month period following the Rider Date shown in the Rider Data Specifications section. The first Rider Year starts on the Rider Date. Each subsequent Rider Year starts on the Rider Anniversary.

Withdrawal Base

The amount used to calculate the Rider Withdrawal Amount and the Rider Fee. This amount cannot be taken as a Surrender and is not payable as a death benefit.

Withdrawal Base Component

The individual elements used collectively to calculate the Withdrawal Base. These elements include the Step-Up Component, the Growth Component and the Growth Basis.

ARTICLE II

RIDER FEES

The Rider Fee is deducted on each successive Rider Quarterversary, on the same day of the month as the Rider Date. If a day does not exist in a given month, the first day of the following month will be used. The fee is calculated at issue and at each subsequent Rider Quarterversary for the upcoming Rider Quarter. A portion of this fee will also be deducted when the rider is terminated. It will be deducted automatically from each Investment Option on a pro rata basis. The Initial Rider Fee Percentages and the Maximum Rider Fee Percentages are shown in the Rider Data Specifications section. The Rider Fee Percentages will not change during the first [five] Rider Year(s) and will only change thereafter due to an automatic step-up. You will be notified of any increase in the Rider Fee Percentages.

The quarterly fee is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4), where:

1)	is the Withdrawal Base;

2)	is the sum of each Designated Allocation Group Rider Fee Percentage multiplied by the applicable Designated Allocation Group value;

3)	is the total Policy Value; and

4)	is the number of days remaining in the Rider Quarter divided by the number of days within the applicable Rider Year.

The fee will be adjusted for additional Premium Payments, transfers among Designated Investment Options, Excess Withdrawals made during the Rider Quarter and when the rider is terminated.

The fee adjustment for additional Premium Payments and Excess Withdrawals is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	is the Withdrawal Base change (i.e. Withdrawal Base after the transaction minus the Withdrawal Base before the transaction);

2)	is the sum of each Designated Allocation Group Rider Fee Percentage multiplied by the applicable Designated Allocation Group transaction amount;

3)	is the total transaction amount; and

4)	is the number of days remaining in the Rider Quarter divided by the number of days within the applicable Rider Year.

The fee adjustment for fund transfers is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	is the Withdrawal Base;

2)	is the sum of each Designated Allocation Group Rider Fee Percentage multiplied by the applicable Designated Allocation Group transaction amount;

3)	is the total Policy Value; and

4)	is the number of days remaining in the Rider Quarter divided by the number of days within the applicable Rider Year.

ICC18 TRGL13IC-0318(AJ)	(3)	(Income/Death-Joint-Enh)

ARTICLE II CONTINUED

The fee adjustment at rider termination is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	is the negative of the Withdrawal Base (i.e. the Withdrawal Base multiplied by negative one);

2)	is the sum of each Designated Allocation Group Rider Fee Percentage multiplied by the applicable Designated Allocation Group value;

3)	is the total Policy Value; and

4)	is the number of days remaining in the Rider Quarter divided by the number of days within the applicable Rider Year.

ARTICLE III

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

Under this rider, we guarantee that You can receive up to the Rider Withdrawal Amount each Rider Year, regardless of the Policy Value, (first as withdrawals from Your Policy Value and, if necessary, as payments from us) until the Annuitant’s or the Annuitant’s Spouse’s death, whichever is later. The Annuitant’s Spouse as of the Rider Date is hereafter referred to as the Annuitant’s Spouse. As it pertains to the benefits of this rider, the Annuitant’s Spouse cannot be changed. The Annuitant’s Spouse must be the sole primary beneficiary and/or joint Owner on the policy to which this rider is attached. The only natural Owners allowed on the policy to which this rider is attached are the Annuitant and the Annuitant’s Spouse. This rider requires the Annuitant to also be an Owner, except in the case of non-natural Owners. Such non-natural Owners must be established for the benefit of the Annuitant. Once this rider is issued the Annuitant cannot be changed, except when the underlying qualified policy is transferred pursuant to a divorce, or a surviving spouse continues the policy pursuant to the Continuation provision in Article IV. In that event, this rider will continue during the life of the Annuitant provided the Annuitant remains an Owner. Upon divorce, the Annuitant and former spouse may also mutually agree to remove the former spouse as joint Owner or primary beneficiary and by doing so will forfeit any benefits for the former spouse.

Withdrawals will reduce the Policy Value and death benefit of the policy to which this rider is attached. If the Policy Value equals zero, You cannot make subsequent Premium Payments and all other policy features, benefits and guarantees are no longer available unless specified within this rider. Also, if the Policy Value equals zero and the rider remains in force, we will, unless instructed otherwise, make payments using the current payment instructions on file with us that are equal to the Rider Withdrawal Amount divided by the frequency of payments. If the younger of the Annuitant or Annuitant’s Spouse has attained the Minimum Benefit Age and a systematic payout option is not active at the time the Policy Value equals zero, a payout will be established. Unless instructed otherwise, the default payout frequency will be monthly, unless the amount does not meet the minimum systematic payout requirements in Your policy. If that occurs, we reserve the right to change the frequency and amount in order to meet the minimum systematic payout requirements. If the Minimum Benefit Age has not been attained, payments will begin on the Rider Anniversary following the attainment of the Minimum Benefit Age. Once the payment amount and frequency are established, they can only change due to the Income Enhancement Option and no additional withdrawals will be allowed. Furthermore, any remaining Minimum Required Cash Value or Rider Death Benefit amount will be paid on the later of the Annuitant’s or Annuitant’s Spouse’s death. We have the right to reasonably require satisfactory evidence a person is alive if payment is based on that person being alive.

While this rider is in force, we will not invoke the Involuntary Cashout provision of the policy to which this rider is attached if this rider has a Withdrawal Base of $2,000 or greater.

Any Excess Withdrawal may impact the Withdrawal Base and the Rider Death Benefit on a greater than dollar-for-dollar basis.

The Guaranteed Lifetime Withdrawal Benefit can only be taken as a withdrawal benefit and it does not increase the Policy Value.

WITHDRAWAL PERCENTAGE

The Withdrawal Percentage is used to calculate the Rider Withdrawal Amount. The percentage is determined using the Attained Age (age at last birthday) of the younger of the living spouses at the time of the first withdrawal of any amount from the Policy Value taken on or after the Rider Anniversary following the younger of the living spouse’s attainment of the Minimum Benefit Age. Once the Withdrawal Percentage is established, it may only be changed if the Income Enhancement Option benefit is activated or by an automatic step-up. Upon automatic step-up, the Withdrawal Percentage will be reset based on the Attained Age of the younger of the living spouses at the time of the automatic step-up. The Withdrawal Percentages are shown in the table in the Rider Data Specifications section.

ICC18 TRGL13IC-0318(AJ)	(4)	(Income/Death-Joint-Enh)

ARTICLE III CONTINUED

If the younger of the Annuitant and the Annuitant’s Spouse has not yet attained the Minimum Benefit Age on the Rider Date, the Withdrawal Percentage will be zero until the Rider Anniversary following the younger of the living spouse’s birthday in which they attain the Minimum Benefit Age. Withdrawals prior to age 59 1⁄2 may be subject to the IRS 10% early withdrawal penalty.

RIDER WITHDRAWAL AMOUNT

The Rider Withdrawal Amount will be equal to the greater of 1) and 2), where:

1)	is the Withdrawal Percentage multiplied by the Withdrawal Base;

2)

is an amount equal to the Required Minimum Distribution (RMD) amount, if any. For riders added on the Policy Date, the RMD during the first Rider Year is based on the initial premium (initial premium could include premium from transfers received after the policy effective date, but must be deemed initial premium). For riders added after the Policy Date, if the policy to which the rider is attached was in force on December 31st of the previous year, the RMD for the first Rider Year is calculated using the year-end Policy Value plus any actuarial present value from the previous year. For riders added after the Policy Date and the policy to which the rider is attached was not in force on December 31st of the previous year, the RMD for the first Rider Year is based on the Policy Value on the Rider Date. After this time, the RMD is calculated based on the rules established by the IRS. The RMD may only be used if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS RMDs are required,

B)	the RMDs do not start prior to the Annuitant’s Attained Age 70 1⁄2,

C)	the RMDs are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the RMDs are based on age of the Annuitant or the Annuitant’s Spouse if the Annuitant is deceased,

E)	the RMDs are based only on the policy to which this rider is attached,

F)	the RMDs are only for the current Rider Year. Amounts carried over from past Rider Years are not considered, and

G)	no Excess Withdrawals were taken in the previous Rider Year.

If any of the above are not true, then 2) is equal to zero and it is not available as a Rider Withdrawal Amount for the Rider Year.

If You withdraw less than the Rider Withdrawal Amount in a Rider Year, the unused portion cannot be carried over to the next Rider Year.

[Surrender Charges may apply if Your Rider Withdrawal Amount exceeds Your surrender charge-free amount.]

WITHDRAWAL BASE

The Withdrawal Base is used to calculate the Rider Withdrawal Amount and the Rider Fee. On the Rider Date, the initial Withdrawal Base is equal to the Policy Value [(less any applicable Premium Enhancements if the rider is added in the first Policy Year)]. Thereafter, the Withdrawal Base is equal to the greater of the Step-Up Component and the Growth Component.

STEP-UP COMPONENT

The Step-Up Component is used to calculate the Withdrawal Base. It is equal to the Withdrawal Base on the Rider Date. During any Rider Year, the Step-Up Component is increased by subsequent Premium Payments [(not including any Premium Enhancements)] and is reduced for Excess Withdrawals.

On each Rider Anniversary, the Step-Up Component will equal the greatest of:

1)	the current Step-Up Component;

2)	the Policy Value on the Rider Anniversary; and

3)	the highest Policy Value in the previous Rider Year based on the Valuation Frequency, as shown in the Rider Data Specifications section.

Item 3) from above will be zero if there have been any Excess Withdrawals in the previous Rider Year. For the calculation of the Step-Up Component if a certain date does not exist in a given month, the first day of the following month will be used.

ICC18 TRGL13IC-0318(AJ)	(5)	(Income/Death-Joint-Enh)

ARTICLE III CONTINUED

AUTOMATIC STEP-UP FEATURE

The rider receives an automatic step-up on the Rider Anniversary if the Withdrawal Base is set equal to item 2 or 3 from the Step-Up Component section. This feature does not require the termination of the existing rider. This rider will continue with the same Rider Date and features. The Rider Fee Percentages and Withdrawal Percentage may be changed due to an automatic step-up, but there will be no increase in the Rider Fee Percentages during the first [five] Rider Year(s). Following the [fifth] Rider Anniversary, the Rider Fee Percentages may be increased if there is an automatic step-up, but will not exceed the Maximum Rider Fee Percentages described in the Rider Data Specifications section.

You have the right to reject an automatic step-up within [30] days following a Rider Anniversary, if the Rider Fee Percentages increase. If You reject an automatic step-up, You must notify us in a manner which is acceptable to us; however, You are eligible for future automatic step-ups. Changes as a result of the automatic step-up feature will be reversed. Any increase in the Rider Fee Percentages, Withdrawal Base, Step-Up Component or Withdrawal Percentage will also be reversed.

GROWTH COMPONENT

The Growth Component is used to calculate the Withdrawal Base. It is equal to the initial Withdrawal Base on the Rider Date. During any Rider Year, the Growth Component is increased by subsequent Premium Payments [(not including any Premium Enhancements)] and is reduced for Excess Withdrawals.

On each Rider Anniversary, the Growth Component will equal A plus (B multiplied by C), where:

A)	is the current Growth Component;

B)	is the Growth Basis; and

C)	is the Growth Rate Percentage as shown in the Rider Data Specifications section.

Item C) above will be zero if there have been any withdrawals in the previous Rider Year or after the [10th] Rider Anniversary.

GROWTH BASIS

The Growth Basis is used to calculate the Growth Component. It is equal to the initial Growth Component on the Rider Date. During any Rider Year, the Growth Basis is increased by subsequent Premium Payments [(not including any Premium Enhancements)] and is reduced for Excess Withdrawals.

AUTOMATIC GROWTH COMPONENT STACKING

On each Rider Anniversary after the Rider Date, the Growth Component will be set equal to the Withdrawal Base if the Withdrawal Base is greater than the Growth Component.

WITHDRAWAL BASE COMPONENT ADJUSTMENTS

Gross withdrawals taken in a Rider Year, less than or equal to the Rider Withdrawal Amount, will not reduce any of the Withdrawal Base Components or the Withdrawal Base itself. For each Withdrawal Base Component, Excess Withdrawals will reduce the component value for that withdrawal by the greater of the dollar amount of the Excess Withdrawal or a pro rata amount (possibly to zero) based on each individual component, compared to the Policy Value, both immediately prior to the Excess Withdrawal.

The withdrawal base component adjustment for each Withdrawal Base Component is the greater of 1) and 2), where:

1)	is the Excess Withdrawal amount; and

2)	is the result of (A multiplied by B), divided by C, where:

A)	is the Excess Withdrawal;

B)	is the Withdrawal Base Component prior to the Excess Withdrawal amount; and

C)	is the Policy Value after the Rider Withdrawal Amount has been withdrawn, but prior to the withdrawal of the Excess Withdrawal amount.

RIDER DEATH BENEFIT

Upon the later of the Annuitant or the Annuitant’s Spouse’s death, we will pay an additional death benefit amount equal to the excess, if any, of the Rider Death Benefit over the greater of the base policy death benefit or the Guaranteed Minimum Death Benefit, if applicable, and this rider will then terminate. The Rider Death Benefit on the Rider Date is equal to the Withdrawal Base. The Rider Death Benefit after the Rider Date is equal to the Rider Death Benefit on the Rider Date plus any premiums [(not including Premium Enhancements, if any)] added after the Rider Date, less any Rider Death Benefit adjustments.

The Rider Death Benefit does not reset due to the automatic step-up.

ICC18 TRGL13IC-0318(AJ)	(6)	(Income/Death-Joint-Enh)

ARTICLE III CONTINUED

RIDER DEATH BENEFIT ADJUSTMENTS

Cumulative gross withdrawals, taken in a Rider Year, up to the Rider Withdrawal Amount will reduce the Rider Death Benefit by the same amount (dollar-for-dollar). Excess Withdrawals will reduce the Rider Death Benefit by the greater of:

1)	the Excess Withdrawal amount; and

2)	the result of (A multiplied by B), divided by C, where:

A)	is the Excess Withdrawal;

B)	is the Rider Death Benefit after the Rider Withdrawal Amount has been withdrawn, but prior to the Excess Withdrawal; and

C)	is the Policy Value after the Rider Withdrawal Amount has been withdrawn, but prior to the Excess Withdrawal.

INCOME ENHANCEMENT OPTION FOR A QUALIFIED FACILITY CONFINEMENT

THE INCOME ENHANCEMENT OPTION IS NOT LONG TERM CARE INSURANCE

Definitions applicable to this option:

Elimination Period – The period of time from when the qualifying event begins before benefits are payable. The Elimination Period is shown in the Rider Data Specifications section.

Hospital - A Facility which: 1) is licensed to operate as a hospital pursuant to law; 2) is primarily and continuously engaged in providing or operating, either on its premises or in facilities available to the hospital on a prearranged basis and under the supervision of a staff of licensed Physicians, medical, diagnostic and major surgical facilities for the medical care and treatment of sick or injured persons on an inpatient basis for which a charge is made; and 3) provides 24 hour Nursing Care by or under the supervision of Nurses. The term “Hospital” does not include: (1) Convalescent homes or, convalescent, rest or Nursing Facilities; (2) facilities affording primarily custodial, educational or rehabilitory care; or (3) facilities for the aged, drug addicts or alcoholics.

Nurse - A licensed registered nurse or licensed practical nurse.

Nursing Care – Skilled or intermediate care performed by a Nurse.

Nursing Facility - A facility, or that part of a facility, which: (1) is licensed to operate pursuant to the laws and regulations of the state in which it is located as a skilled nursing facility; and (2) has Nurses on staff to provide Nursing Care 24 hours per day, 7 days a week; and (3) has a licensed Physician available to supervise; and (4) has a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one licensed Physician; and (5) performs and maintains clinical assessments based on uniform minimum data set as set forth in Section 1819(b)(3)(A) of the Social Security Act, as amended.

A Nursing Facility may be either a freestanding facility or a distinct part of a facility such as a ward, wing, unit, or swing bed of a Hospital or other institution. If the facility complex to which an insured person is confined consists of wards, wings, floors, units, or swing-beds, the area of the facility in which such insured person is confined must be licensed as a skilled Nursing Facility and the insured person’s assigned bed must be included as a part of such license.

The term “Nursing Facility” does not include: (1) a Hospital; or (2) a surgery center/facility.

Qualified Facility – A Nursing Facility or Hospital, as defined above. Notwithstanding any other provision herein, a Qualified Facility does not include (1) a place which is primarily for treatment of mental or nervous disorders, drug addiction, or alcohol abuse; (2) a home for the aged; (3) a rest home, community living center, or a place that provides domestic, residential, retirement or educational care; (4) assisted living facilities; (5) personal care homes; (6) residential care facilities; (7) adult foster care facilities; (8) congregate care facilities; (9) family and group assisted living facilities; (10) personal care boarding homes; (11) domiciliary care homes; (12) basic care facilities; (13) independent living apartment; (14) a hotel or motel; or (15) similar facilities.

ICC18 TRGL13IC-0318(AJ)	(7)	(Income/Death-Joint-Enh)

ARTICLE III CONTINUED

Physician - A doctor of medicine or osteopathy as set forth in Section 1861(r)(1) of the Social Security Act, as amended, who is legally authorized to practice medicine and surgery within the United States by the jurisdiction in which he or she performs such function or action.

The term Physician does not include:

1)	You; or

2)	a member of Your Immediate Family.

Waiting Period – The period of time from the Rider Date before You are eligible to receive benefits. The Waiting Period is shown in the Rider Data Specifications section.

If either the Annuitant or Annuitant’s Spouse is admitted to a Qualified Facility as an inpatient and remains confined in a Qualified Facility for a period not less than the Elimination Period, benefits from this Income Enhancement Option are available provided that the Waiting Period has passed. The Elimination Period and Waiting Period do not need to occur consecutively. The Income Enhancement Option provides an increase to the withdrawal percentage (as described in the guaranteed lifetime withdrawal benefit provision of this Article), until the Annuitant or Annuitant’s Spouse is no longer confined as an inpatient in a Qualified Facility. The increase in the Withdrawal Percentage provided by this option is shown in the Rider Data Specifications section.

As an example of the Income Enhancement Option benefit, assume that the first withdrawal under the rider was taken at Attained Age 72 and the applicable Withdrawal Percentage is 5.0%. If the qualification conditions for this option are met at any later date, then the Withdrawal Percentage will be increased by the Income Enhancement Option Increase Percentage applicable for Attained Age 72. The applicable Attained Age is based on the first withdrawal of any amount from the Policy Value under the rider itself, and is not based on any withdrawal under the Income Enhancement Option, unless that withdrawal is also the first withdrawal of any Policy Value under the rider itself.

If the Income Enhancement Option Increase Percentage for Attained Age 72 is 50%, then the Income Enhancement Option benefit provides an additional 2.5% to the Withdrawal Percentage resulting in a total Withdrawal Percentage of 7.5% while the Income Enhancement Option benefit continues to be available. Any time after the Income Enhancement is activated, the Withdrawal Percentage will only increase upon an automatic step-up.

We will require initial confirmation of qualifications being met and may require confirmation of qualifications no more than once per Rider Year. Each subsequent Rider Year starts on the Rider Anniversary. Confirmation of qualifications being met must be deemed satisfactory to us. Confirmation of qualifications being met may be a statement from a Physician or a Hospital or Nursing Facility administrator and any other information deemed necessary by us to confirm confinement. When qualifications met have ceased, the Withdrawal Percentage will be as indicated in the Guaranteed Lifetime Withdrawal Benefit provision previously described in this Article. If qualifications met cease and the rider remains active, You may re-qualify by satisfying the Elimination Period requirement and the benefits under this option will be available.

[ADVISORY FEE WITHDRAWAL

If You have an advisor, asset manager or broker/dealer who manages Your policy for a fee, You may elect to have that fee deducted from Your Policy Value and paid directly to Your advisor, asset manager or broker/dealer.

Advisory Fee Withdrawals that are less than or equal to the Advisory Fee Withdrawal Maximum Percentage as described in Your policy will not reduce the guarantees provided by this rider. Any amount of Advisory Fee Withdrawal in excess of the Advisory Fee Withdrawal Maximum Percentage is treated as a withdrawal under this rider and is subject to all withdrawal provisions.]

ISSUE AGE AND SURVIVAL

The benefits under this rider depend on the Annuitant or Annuitant’s Spouse being alive at the time of withdrawal and the amount of the benefit depends on the Attained Age of the Annuitant and Annuitant’s Spouse. Reasonable proof of survival and the date of birth may be required by the Company.

ICC18 TRGL13IC-0318(AJ)	(8)	(Income/Death-Joint-Enh)

ARTICLE III CONTINUED

If the younger of the spouses’ ages has been misstated, this rider’s fees and benefits will be adjusted to the amounts which would have been calculated for the correct age. If withdrawals under the provisions of this rider have already commenced and the misstatement caused the Rider Withdrawal Amount to be overstated, any withdrawal in excess of the correct Rider Withdrawal Amount will be considered an Excess Withdrawal. As such it will impact the Withdrawal Base (including the Withdrawal Base Components), the Rider Withdrawal Amount and the Rider Death Benefit. If overpayments occurred when the sum of the accumulated values in all the Investment Options was zero, the amount of that overpayment will be deducted from one or more future payments until this amount is paid in full.

However, if this rider would not have been issued had the age not been misstated, You will lose all of the benefits provided by this rider and any fees charged for this rider would be returned.

ARTICLE IV

CONTINUATION

In the case of spousal joint Owners where one spouse is the Annuitant, if the spouse who is not the Annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider. In the case of spousal joint Owners where one spouse is the Annuitant, if the spouse who is the Annuitant dies and the surviving spouse is the sole beneficiary, the rider continues until the death of the surviving spouse and no additional death benefit will be paid under this rider.

ANNUITIZATION

On the maximum Annuity Commencement Date, as described in Your policy, You will have the option to receive lifetime income payments that are no less than Your Rider Withdrawal Amount each year. This option will also guarantee that the sum of all income payments received over time will equal or exceed the Rider Death Benefit on the maximum Annuity Commencement Date. If the Annuitant and Annuitant’s Spouse should die before the sum of all income payments received equals or exceeds the Rider Death Benefit on the maximum Annuity Commencement Date, the Annuitant’s beneficiary will receive a final payment equal to the difference.

TERMINATION

This rider will terminate upon the earliest of:

1)	the date the policy to which this rider is attached terminates;

2)	the date the policy to which this rider is attached changes ownership or assignment which violates the Owner and Annuitant relationship requirements as set forth in Article III;

3)	prior to Your Policy Value reaching zero, the date we receive, in Good Order, required information to process a death claim upon the later of Annuitant’s or Annuitant’s Spouse’s death;

4)	on or after Your Policy Value reaching zero, and the later of the Annuitant’s or Annuitant’s Spouse’s date of death;

5)	the date You elect to receive annuity payments under Your policy;

6)	the date You notify us in writing of Your intention to terminate this rider (this date must be within [30] days after the [fifth] Rider Anniversary and every [fifth] Rider Anniversary thereafter);

7)	the date in which an Excess Withdrawal reduces the Policy Value to zero; or

8)	the date any of Your Policy Value is not invested in one of the Designated Investment Options.

Termination of the rider will result in the loss of all benefits provided by the rider. After termination, Rider Fees will no longer be assessed.

REPORTS TO OWNER

We will give You a report at least once each Policy Year. In addition to the information stated in the Reports to Owners provision in the policy, the annual report will also provide the Rider Death Benefit amount as of the date of the report. Before You are eligible to receive the Rider Withdrawal Amount, the report will direct You to contact the Company for information regarding Your Rider Withdrawal Amount. After You are eligible for Your Rider Withdrawal Amount, this amount will be included in the report.

Signed for us at our home office.

ICC18 TRGL13IC-0318(AJ)	(9)	(Income/Death-Joint-Enh)

ARTICLE IV CONTINUED

REPORTS TO OWNER

We will give You a report at least once each Policy Year. In addition to the information stated in the Reports to Owners provision in the policy, the annual report will also provide the Rider Death Benefit amount as of the date of the report. Before You are eligible to receive the Rider Withdrawal Amount, the report will direct You to contact the Company for information regarding Your Rider Withdrawal Amount. After You are eligible for Your Rider Withdrawal Amount, this amount will be included in the report.

Signed for us at our home office.

ICC18 TRGL11IC-0318(AS)	(10)	(Income/Death-Single-Enh)